SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[X]  Preliminary Proxy Statement            [   ]  Confidential, for Use of the Commission Only
                                                   (as permitted by rule 14a-6(e) (2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-12

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
                              26 Harbor Park Drive
                         Port Washington, New York 11050

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 January 24, 2002

To the Shareholders of
National Medical Health Card Systems, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a New York corporation ("Health Card" or the "Company"), will be held on January 24, 2002 at Health Card's executive offices, 26 Harbor Park Drive, Port Washington, New York at 1:00 P.M. local time, for the following purposes:

(1) To elect a board of six (6) directors to serve for terms of one to three years, if Proposal No. 2 is approved, or to elect the same persons as directors for a term of one year if Proposal No. 2 is not approved;

(2) To approve a proposal to change the state of incorporation of the Company from New York to Delaware by merging the Company with and into its wholly-owned Delaware subsidiary, which would result in, among other things, the establishment of a staggered Board of Directors;

(3) To approve an amendment to Health Card's 1999 Stock Option Plan to increase the number of shares reserved for issuance from 1,650,000 to 2,850,000; and

(4)  To transact such other business as may properly come before the meeting.

     The close of business on December 14, 2001, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the meeting or any adjournments thereof. Information concerning the matters to be acted upon at the meeting is set forth in the accompanying proxy statement.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPLTY IN THE ENCLOSED RETURN ENVELOPE
(WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES). EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY SITLL VOTE IN PERSON IF YOU ATTEND THE MEETING. HOWEVER, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.



                                         By Order of the National Medical Health
                                         Card Systems, Inc. Board of Directors


                                         Gerald Shapiro
                                         Secretary

Port Washington, New York
December 27, 2001

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
                              26 Harbor Park Drive
                            Port Washington, NY 11050


                                 PROXY STATEMENT


           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 24, 2002


     This proxy statement is being mailed on or about December 27, 2001 to the shareholders of record of National Medical Health Card Systems, Inc. ("Health Card" or the "Company") at the close of business on December 14, 2001 in connection with the solicitation of proxies by the Board of Directors of Health Card to be voted at an Annual Meeting of Shareholders to be held on January 24, 2002 at 1:00 P.M. (local time), at our executive offices located at 26 Harbor Park Drive, Port Washington, New York 11050, and any and all adjournments or postponements thereof.

     All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted (1) FOR the named nominees to Health Card's Board of Directors for terms of one to three years; (2) FOR the approval of a proposal to change the state of incorporation of Health Card from New York to Delaware by merging Health Card with and into its wholly-owned Delaware subsidiary; and (3) FOR the amendment to Health Card's 1999 Stock Option Plan to increase the number of shares reserved for issuance from 1,650,000 to 2,850,000. The Board of Directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board of Directors. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     Record Date and Voting Securities

     The record date for determining the shareholders entitled to vote at the meeting is the close of business on December 14, 2001, at which time we had issued and outstanding 7,183,996 shares of common stock, par value $.001 per share (the "Common Shares"). The shares of common stock are the only outstanding securities of Health Card entitled to vote at the meeting. On each matter to be voted at the meeting, the holders of common stock have one vote for each share held.

     Quorum

     The presence in person or by proxy of the holders of a majority of the votes entitled to be cast of the issued and outstanding shares of common stock is necessary to constitute a quorum to transact business at the meeting. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum.

     Vote Required

     Election of a director requires the affirmative vote of the plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Proposal No. 2 requires the affirmative vote of a majority of the votes of the outstanding Common Shares. Proposal No. 3 requires the affirmative vote of the majority of the votes present in person or represented by proxy and entitled to vote at the meeting. Abstentions are counted as present in the tabulation of votes on each of the proposals presented to shareholders. Broker non-votes will not be counted for the purpose of determining whether a particular proposal has been approved. Since Proposal No. 2 requires the affirmative vote of a majority of the votes of the outstanding Common Shares, abstentions and broker non-votes will have the effect of a negative vote. Since Proposal No. 3 requires the affirmative vote of the majority of the votes present in person or represented by proxy at the meeting, abstentions will have the effect of a negative vote while broker non-votes will have no effect.

     Revocability of Proxy

     Any Health Card shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. You may revoke your proxy by filing with Health Card written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by voting in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke a proxy given and vote in person unless the shareholder wishes to do so. Written revocations or amended proxies should be sent to Health Card at 26 Harbor Park Drive, Port Washington, New York 11050,
Attention: Corporate Secretary.

     This proxy is being solicited by our Board of Directors. Health Card will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of Health Card shares. Solicitations will be made primarily by mail, but certain directors, officers or employees of Health Card may solicit proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of Health Card shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose for a period of ten days prior to the meeting at Health Card's offices, 26 Harbor Park Drive, Port Washington, New York 11050 and also during the meeting for inspection by any shareholder who is present.
                             EXECUTIVE COMPENSATION


     Summary Compensation Table

     The following table sets forth certain information for the fiscal years ended June 30, 1999, 2000 and 2001 with respect to the compensation paid or awarded by Health Card to the Chief Executive Officer, the next four most highly compensated executive officers, one executive officer who was an executive officer of the Company until October 2000 and one additional individual who became an executive officer with added responsibilities as of June 4, 2001, whose salary and bonus exceeded $100,000 in all capacities for the fiscal year ended June 30, 2001 ("the Named Executive Officers"):

======================= ======= ============================================== ======================================== ============
                                             Annual Compensation                       Long-Term Compensation
----------------------- ------- ---------------------------------------------- ---------------------------------------- ------------
----------------------- ------- ---------------------------------------------- ---------------------------- ----------- ------------
                                                                                         Awards              Payouts
----------------------- ------- ---------------------------------------------- ---------------------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
       Name and          Year       Salary          Bonus       Other Annual   Restricted     Securities    LTIP          All Other
                                                                                  Stock       Underlying
                                                                Compensation     Awards      Options/SARs    Payouts    Compensation
  Principal Position                 ($)             ($)            ($)            ($)           (#)           ($)           ($)
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
   Bert E. Brodsky,      2001      377,015(2)      120,000(2)      89,380(10)      -0-         500,000(15)     -0-           -0-
   Chairman of the
     Board, Chief
  Executive Officer
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         2000      182,114(3)      120,000(6)      97,310(10)      -0-           -0-           -0-           -0-
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         1999      403,867(4)      487,500(6)      90,717(10)      -0-           -0-           -0-           -0-
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
     James Bigl,         2001      184,760          60,000(7)      12,000(11)      -0-          31,000(16)     -0-           908(25)
      President                                                                                                              578(26)
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         2000        7,230          25,000          -0-            -0-         100,000(17)     -0-           -0-
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
    David Gershen,       2001      155,250          55,000(8)       -0-            -0-          11,000(18)     -0-           767(25)
   Chief Financial
  Officer, Treasurer
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         2000       23,077           -0-            -0-            -0-          35,000(19)     -0-           -0-
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
    Linda Portney,       2001      125,000           -0-           18,813(12)      -0-           -0-           -0-           551(25)
    Executive Vice                                                                                                           551(26)
     President of
    Operations(1)
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         2000      125,000           -0-           20,140(12)      -0-           -0-           -0-         1,011(26)
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         1999      125,000           -0-           20,027(13)      -0-           -0-           -0-           952(26)
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
   Kenneth Hammond,      2001      122,192             250          7,969(13)      -0-           -0-           -0-           380(25)
  Vice President of                                                                                                          354(26)
      Operations
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         2000      114,231          10,250          -0-            -0-          10,000(20)     -0-           740(26)
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         1999      103,135          10,250          -0-            -0-           -0-           -0-           656(26)
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
     John Ciufo,         2001      144,588          11,922          -0-            -0-           -0-           -0-           606(26)
  Vice President of                                                                                                          490(26)
  Clinical Services
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         2000      141,730          20,000          -0-            -0-          35,568(21)     -0-           508(26)
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
                         1999       59,000           5,000          -0-            -0-          25,568(22)     -0-           -0-
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
  Tery Baskin, Chief     2001      132,923          56,440(9)      10,408(14)      -0-          55,000(23)     -0-         8,338(26)
  Operating Officer
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
----------------------- ------- --------------- -------------- --------------- ------------ --------------- ----------- ------------
 Gerald Shapiro, Vice    2001      113,800(5)        -0-            -0-            -0-          11,000(24)     -0-           -0-
 Chairman, Secretary
======================= ======= =============== ============== =============== ============ =============== =========== ============

(1) Ms. Portney was no longer an executive officer of the Company effective October 2000, was no longer an employee effective June 30, 2001 and is currently providing consulting services to the Company.

(2) Represents salary and bonus accrued for Mr. Brodsky, but not paid. The only amount paid during the year was $15,385.

(3)  Represents salary paid to Mr. Brodsky.

(4) Represents salary and consulting fees paid to certain entities affiliated with Mr. Brodsky.

(5)  Represents salary and consulting fees paid to Mr. Shapiro.

(6) For the fiscal year ending June 30, 2000, reflects a $120,000 bonus awarded to Mr. Brodsky in January 2000. Such bonus is accrued in twelve equal monthly installments of $10,000, but has not been paid. Also includes a bonus of $360,000 for the fiscal year ended June 30, 1999.

(7) For the fiscal year ended June 30, 2001, a bonus of $60,000 was awarded to Mr. Bigl, but was paid subsequent to June 30, 2001.

(8) For the fiscal year ended June 30, 2001, a $25,000 guaranteed bonus was paid to Mr. Gershen according to his employment agreement after one year of service. An additional bonus of $30,000 was awarded to Mr. Gershen, but was paid subsequent to June 30, 2001.

(9) For the fiscal year ending June 30, 2001, reflects a $25,000 bonus awarded to Mr. Baskin; such amounts were paid to Mr. Baskin subsequent to June 30, 2001. Also reflects commissions paid pursuant to an employment agreement with the Company, which commission arrangement terminated on June 4, 2001 with the execution of a new employment agreement with the Company.

(10) Includes automobile lease payments to an entity affiliated with Mr. Brodsky. Also includes life insurance premiums paid by Health Card on Mr. Brodsky's behalf, the aggregate amount of which premiums are repaid to Health Card upon the payment of the policy benefits to the beneficiary.

(11) Represents a nonaccountable expense allowance during fiscal 2001.

(12) Represents automobile lease payments to an unaffiliated entity and amounts for automobile insurance and travel allowance.

(13) Represents automobile lease payments to an entity affiliated with Mr. Brodsky and amounts for automobile insurance and travel allowance.

(14) Represents payments under a bank loan collateralized by an automobile for Mr. Baskin and life insurance premiums.

(15) Includes an option granted on February 20, 2001 to purchase 500,000 shares of common stock at an exercise price of $1.84, of which 100,000 shares were exercisable as of June 30, 2001.

(16) Includes an option granted on February 20, 2001 to purchase 11,000 shares of common stock at an exercise price of $1.67, of which 3,670 shares were exercisable as of June 30, 2001. Also includes an option granted on June 12, 2001 to purchase 20,000 shares of common stock at an exercise price of $3.00, of which no shares were exercisable as of June 30, 2001.

(17) Includes an option granted on June 12, 2000 to purchase 100,000 shares of common stock at an exercise price of $4.00, of which 33,350 shares were exercisable as of June 30, 2001.

(18) Includes an option granted on February 20, 2001 to purchase 11,000 shares of common stock at an exercise price of $1.67, of which 3,670 shares were exercisable as of June 30, 2001.

(19) Includes an option granted on May 1, 2000 to purchase 35,000 shares of common stock at an exercise price of $5.00, of which 11,670 shares were exercisable of June 30, 2001.

(20) Includes an option granted on August 3, 1999 to purchase 10,000 shares of common stock at an exercise price of $7.50, of which 7,000 shares were exercisable as of June 30, 2001.

(21) Includes an option granted on August 3, 1999 to purchase 10,000 shares of common stock at an exercise price of $7.50, of which 6,700 shares were exercisable as of June 30, 2001. Also includes an option granted on February 1, 2000 to purchase 25,568 shares of common stock at an exercise price of $5.87, of which 17,049 shares of such option were exercisable as of June 30, 2001.

(22) Includes an option granted by Mr. Brodsky on December 7, 1998 to purchase an aggregate of 25,568 shares of Health Card common stock from Mr. Brodsky at a price of $5.87 per share. Such option was surrendered by Mr. Ciufo on February 1, 2000.

(23) Includes an option granted on June 4, 2001 to purchase 15,000 shares of common stock at an exercise price of $5.00, of which no shares were exercisable as of June 30, 2001. Also includes an option granted on July 20, 2000 to purchase 40,000 shares of common stock at an exercise price of $4.00, of which no shares were exercisable as of June 30, 2001.

(24) Includes an option granted on February 20, 2001 to purchase 11,000 shares of common stock at an exercise price of $1.67, of which 3,670 shares were exercisable on June 30, 2001.

(25) Represents amounts anticipated to be contributed by Health Card under Health Card's 401(k) Plan. Such amounts have not yet been contributed and the obligation to pay these amounts is at the discretion of Health Card.

(26) Represents amounts contributed by Health Card under Health Card's 401(k) Plan as of June 30, 2001.


     Option/SAR Grants in Last Fiscal Year

     The following table sets forth certain information concerning individual grants of stock options during the fiscal year ending June 30, 2001:

================================================================================================== =================================
                                        INDIVIDUAL GRANTS                                             POTENTIAL REALIZABLE VALUE AT
                                                                                                      ASSUMED ANNUAL RATES OF STOCK
                                                                                                  PRICE APPRECIATION FOR OPTION TERM
-------------------------------------------------------------------------------------------------- ---------------------------------
------------------------- ----------------- ----------------- ------------------ ----------------- ------------------ --------------

                             Number of      Percent of Total
                             Securities       Options/SARs
                             Underlying        Granted to
                           Options/ SARs      Employees in       Exercise or
                              Granted         Fiscal Year        Base Price
          Name                  (#)               (%)              ($/Sh)        Expiration Date          5% ($)           10% ($)
------------------------- ----------------- ----------------- ------------------ ----------------- ------------------ --------------
------------------------- ----------------- ----------------- ------------------ ----------------- ------------------ --------------

    Bert E. Brodsky           500,000 (1)         59.7%             $1.84            2/20/06            $145,695           $424,776
------------------------- ----------------- ----------------- ------------------ ----------------- ------------------ --------------
------------------------- ----------------- ----------------- ------------------ ----------------- ------------------ --------------

       James Bigl              11,000 (2)          1.3%             $1.67            2/20/06              $5,075            $11,215
                               20,000 (3)          2.4%             $3.00            6/12/06             $17,343            $37,597
------------------------- ----------------- ----------------- ------------------ ----------------- ------------------ --------------
------------------------- ----------------- ----------------- ------------------ ----------------- ------------------ --------------

     David Gershen             11,000 (2)          1.3%             $1.67            2/20/06              $5,075            $11,215
------------------------- ----------------- ----------------- ------------------ ----------------- ------------------ --------------
------------------------- ----------------- ----------------- ------------------ ----------------- ------------------ --------------

      Tery Baskin              15,000 (4)          1.8%             $5.00             6/4/06               -                      -
                               40,000 (5)          4.8%             $4.00            7/20/06               -                $34,872
========================= ================= ================= ================== ================= ================== ==============

(1) Exercisable over a five year period to the extent of 100,000 shares of Common Stock in each of February 2001, February 2002, February 2003, February 2004 and February 2005.

(2) Exercisable over a three year period to the extent of 3,670 shares of Common Stock in February 2001 and 3,665 shares of Common Stock in each of February 2002 and February 2003.

(3) Exercisable over a three year period to the extent of 6,670 shares of Common Stock in June 2002 and 6,665 shares of Common Stock in each of June 2003 and June 2004.

(4) Exercisable over a three year period to the extent of 5,000 shares of Common Stock in June 2002, February 2003 and February 2004.

(5) Exercisable over a five year period to the extent of 8,000 shares of Common Stock in each of July 2001, July 2002, July 2003, July 2004 and July 2005.


     Aggregated Option/SAR Exercise in Last Fiscal Year and Fiscal Year-End Option Value Table

     The following table sets forth certain information concerning the value of unexercised options and warrants for the fiscal year ended June 30, 2001:

========================= ======================= ====================== =============================== ===========================
                                                                              Number of Securities           Value of Unexercised
                                                                             Underlying Unexercised        In-the-Money Options and
                                                                            Options and Warrants at        Warrants at June 30, 2001
                             Shares Acquired on                                  June 30, 2001                        ($)
          Name                  Exercise (#)       Value Realized ($)       (#) Exercisable/Unexercisable  Exercisable/Unexercisable
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------

    Bert E. Brodsky                -0-                     -0-                   100,000/400,000                 124,000/496,000
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------

       James Bigl                  -0-                     -0-                     3,670/7,330                     5,175/10,335
                                   -0-                     -0-                         0/20,000                      -0-/1,600
                                   -0-                     -0-                    33,350/66,650                      -0-/-0-
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------

     David Gershen                 -0-                     -0-                     3,670/7,330                     5,175/10,335
                                   -0-                     -0-                    11,670/23,330                      -0-/-0-
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------

      Tery Baskin                  -0-                     -0-                         0/15,000                      -0-/-0-
                                   -0-                     -0-                         0/40,000                      -0-/-0-
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------

    Kenneth Hammond                -0-                     -0-                     7,000/3,000                       -0-/-0-
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------
------------------------- ----------------------- ---------------------- ------------------------------- ---------------------------

       John Ciufo                  -0-                     -0-                     6,700/3,300                       -0-/-0-
                                   -0-                     -0-                    17,049/8,519                       -0-/-0-
========================= ======================= ====================== =============================== ===========================


               Employee Contracts, Termination of Employment and
                         Change-in-Control Arrangements

     Except as described below, there are no written employment or similar agreements with any of the Named Executive Officers.

     Health Card entered into an employment agreement with the majority stockholder, Mr. Brodsky, effective July 1, 1999. Pursuant to this agreement, Mr. Brodsky has agreed to serve as Chairman of the Board of Directors at an annual salary of $200,000, subject to adjustment by the Board of Directors. As of July 1, 2001, this amount was increased to $425,000. The agreement terminates on July 1, 2002, unless terminated earlier by Health Card for cause, or in the event Mr. Brodsky becomes permanently disabled. The agreement provides for certain fringe benefits payable to or on behalf of Mr. Brodsky, such as the use of an automobile. In addition, the agreement provides for certain termination benefits payable to Mr. Brodsky, which, depending upon the reason for termination, can equal up to two years' salary. It is anticipated that Mr. Brodsky may devote a portion of his business time to business affairs unrelated to Health Card, provided that such activities do not prevent him from fulfilling his obligations under the agreement. The agreement does not quantify the amount of time that Mr. Brodsky must devote to Health Card. However, it is contemplated that Mr. Brodsky will devote a substantial portion of his business time to the affairs of Health Card.

     In January 2000, the Board of Directors authorized the payment to Mr. Brodsky of a bonus in the amount of $120,000. Such bonus is payable in equal monthly installments of $10,000. This amount has continued to be accrued monthly through June 30, 2001. No actual payments have been made to Mr. Brodsky.

     Health Card entered into an employment agreement with James Bigl effective June 12, 2000. Pursuant to this agreement, Mr. Bigl has agreed to serve as President at an annual salary of $188,000, in addition to (i) a $25,000 signing bonus upon execution of the agreement and (ii) the ability to participate in the bonus pool for senior executives. The agreement also provides for certain termination benefits, which, depending upon the reason for termination, can equal up to one year's salary. In connection with the employment agreement, Health Card granted to Mr. Bigl an incentive stock option to purchase 100,000 shares of common stock at $5.00 per share. Such option vests over a three year period commencing on June 12, 2001. The option expires on June 12, 2005. On June 12, 2001, Health Card increased the annual compensation paid to Mr. Bigl to $213,000 in addition to $12,000 in nonaccountable expenses annually. Also on June 12, 2001, Health Card granted to Mr. Bigl an incentive stock option to purchase 20,000 shares of common stock at $3.00 per share. Such option vests over a four year period commencing June 12, 2002. The option expires on June 12, 2006.

     Health Card entered into an employment agreement with David Gershen effective May 1, 2000. Pursuant to this agreement, Mr. Gershen has agreed to serve as Chief Financial Officer and Treasurer at an annual salary of $150,000, in addition to (i) a $25,000 bonus upon the completion of one full year of employment with Health Card and (ii) the ability to participate in the bonus pool for senior executives. The agreement also provides for certain termination benefits, including, but not limited to, a change of control, which, depending upon the reason for termination, can equal up to one year of salary. In connection with the employment agreement, Health Card granted to Mr. Gershen an incentive stock option to purchase 35,000 shares of common stock at $5.00 per share. Such option vests over a three year period commencing on May 1, 2001. The option expires on May 1, 2005. On May 1, 2001, Mr. Gershen's annual base salary was increased to $185,000.

     In connection with the PAI acquisition, Tery Baskin entered into an employment agreement with PAI, pursuant to which Mr. Baskin agreed to serve as PAI's Senior Vice President at an annual salary of $130,000 in addition to (i) a one percent commission on all claims adjudicated by PAI and (ii) the ability to participate in the bonus pool for senior executives. In connection with the employment agreement, Health Card granted incentive stock options to Mr. Baskin to purchase 40,000 shares of common stock at $4.00 per share.

     Health Card entered into an employment agreement with Tery Baskin effective June 4, 2001 to serve as Chief Operating Officer, at an annual salary of $150,000, in addition to the ability to participate in the bonus pool for senior executives. In connection with the employment agreement, Health Card granted to Mr. Baskin incentive stock options to purchase 15,000 shares of Common Stock at $5.00 per share.

     The Company has an employment arrangement with its Senior Vice President of Sales and Marketing who is entitled to commissions of 3% of gross margins generated from direct accounts sold, and 1% of gross margins generated from accounts sold by salespeople under his management. Mr. Ciufo and Mr. Hammond are employed by Health Card pursuant to offer letters, employee covenant agreements and/or confidentiality and non-disclosure agreements reflecting the compensation terms and prohibiting the employee from engaging in certain competitive activity or disclosing certain information. Ms. Portney is no longer employed by Health Card but serves as a consultant.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information, as of December 4, 2001, on the beneficial ownership of those persons or entities, or related persons or entities who are known to Health Card to be the beneficial owners of more than 5% of the shares of our common stock. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned.

                                                                          Amount and Nature of      Percentage of
Name and Address of Beneficial Owner                                      Beneficial Ownership      Common Stock
------------------------------------                                      --------------------      -------------

David Craig Brodsky                                                             390,329                  5.4%
    c/o National Medical Health Card Systems, Inc.
    26 Harbor Park Drive
    Park Washington, NY 11050
Jessica Miller                                                                  365,260                  5.1%
    c/o National Medical Health Card Systems, Inc.
    26 Harbor Park Drive
    Park Washington, NY 11050
Jeffrey Holden Brodsky                                                          408,157                  5.7%
    c/o National Medical Health Card Systems, Inc.
    26 Harbor Park Drive
    Park Washington, NY 11050


                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of December 4, 2001, the number of shares of common stock that directors and certain executive officers beneficially own, and that directors and executive officers as a group own. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned.

                                                                          Amount and Nature of        Percentage of
Name of Beneficial Owner                                                  Beneficial Ownership        Common Stock
------------------------                                                  --------------------             -----
Bert E. Brodsky...................................................           3,388,245 (1)                 45.9%
Gerald Shapiro....................................................             390,869 (2)                  5.4
James Bigl........................................................              46,350 (3)                   *
Tery Baskin.......................................................             125,100 (4)                   *
David Gershen.....................................................              23,005 (5)                   *
Kenneth Hammond...................................................              10,000 (6)                   *
John Ciufo........................................................              35,568 (7)                   *
Kenneth J. Daley..................................................              24,035 (8)                   *
Ronald Fish.......................................................              14,035 (9)                   *
Gerald Angowitz...................................................              24,035 (8)                   *
Paul Konigsberg...................................................              14,035 (9)
All executive officers and
     directors as a group
     (9 persons)..................................................           3,662,510                     48.6%
                                                                       (1)(2)(3)(4)(5)(8)(9)
 ..................
*     Less than 1%

(1) Includes (i) 100,000 shares of common stock subject to options that are currently exercisable, (ii) 100,000 shares of common stock subject to options that will become exercisable within 60 days of the date hereof,
     (iii) 100,000 shares of common stock beneficially owned by the Bert E. Brodsky Revocable Trust, (iv) 204,668 shares of common stock held by the trust of Mr. Brodsky's son, of which Mr. Brodsky is a trustee, and (v) 1,725 shares of common stock beneficially owned by P.W. Capital Corp., of which Mr. Brodsky is President. Does not include an aggregate of 300,000 shares of common stock subject to currently unexercisable options.

(2) Includes 3,670 shares of common stock subject to options that are currently exercisable and 3,665 shares of common stock subject to options that will become exercisable within 60 days of the date hereof. Does not include an aggregate of 3,665 shares of common stock subject to currently unexercisable options.

(3) Includes 40,685 shares of common stock subject to options that are currently exercisable and 3,665 shares of common stock subject to options that will become exercisable within 60 days of the date hereof. Does not include an aggregate of 90,315 shares of common stock subject to currently unexercisable options.

(4) Includes 8,000 shares of common stock subject to options that are currently exercisable. Does not include an aggregate of 49,000 shares of common stock subject to currently unexercisable options.

(5) Includes 15,340 shares of common stock that are currently exercisable, and 3,665 shares of common stock subject to options that will become exercisable within 60 days of the date hereof. Does not include an aggregate of 36,995 shares of common stock subject to currently unexercisable options.

(6) Includes 10,000 shares of common stock subject to options that are currently exercisable. Does not include an aggregate of 2,000 shares of common stock subject to currently unexercisable options.

(7) Includes 27,049 shares of common stock subject to options that are currently exercisable, and 8,519 shares of common stock subject to options that will become exercisable within 60 days of the date hereof. Does not include an aggregate of 2,000 shares of common stock subject to currently unexercisable options.

(8) Includes for each of Mr. Daley and Mr. Angowitz 20,370 shares of common stock subject to options that are currently exercisable, and 3,665 shares of common stock subject to options that will become exercisable within 60 days of the date hereof. Does not include for each of them 6,965 shares of common stock subject to currently unexercisable options.

(9) Includes for each of Mr. Fish and Mr. Konigsberg 10,370 shares of common stock subject to options that are currently exercisable, and 3,665 shares of common stock subject to options that will become exercisable within 60 days of the date hereof. Does not include an aggregate of 6,965 shares of common stock subject to currently unexercisable options.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Based upon a review of the filings with the Securities and Exchange Commission, we believe that the reporting requirements of Section 16 applicable to our executive officers and directors, and persons who beneficially own more than ten percent of our common stock during fiscal year 2001 were complied with on a timely basis, except as follows: each of Messrs. Angowitz, Bigl, Brodsky, Daley, Shapiro, Konigsberg and Fish failed to timely file one report relative to one transaction but the required reports have been subsequently filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     From time to time, Mr. Brodsky and his affiliates have engaged in numerous transactions with Health Card.

     Health Card's Relationship with Sandata

     Health Card has historically entered into various verbal and written agreements with Sandata and its wholly-owned subsidiaries. Mr. Brodsky is the Chairman of the Board, Treasurer and a principal stockholder of Sandata. The majority of the services were related to database and operating system support, hardware leasing, maintenance and related administrative services. Health Card purchases services from Sandata, and its subsidiaries, on an as needed basis at negotiated hourly or monthly rates.

     Health Card has evaluated the services that Sandata has performed for it in the past, and during the fiscal year beginning July 1, 2001 has brought most of those services in-house by hiring employees or unrelated third party consultants with the needed skills. This process has already reduced the amount of billings to Health Card from Sandata by approximately 39% for the four months ended October 2001 compared to the same four months ended October 2000.

     A significant portion of Health Card's information systems for reporting purposes has historically been developed, enhanced, modified and maintained by Sandsport Data Services, Inc., a wholly-owned subsidiary of Sandata. During the fiscal year ended June 30, 2001, Sandsport billed Health Card approximately $839,000 for quality assurance testing of software programs developed by Health Card along with network support and approximately $256,000 for help desk services. For the four months ended October 2001, Health Card was billed approximately $180,000 for all of these services. Furthermore, Health Card currently leases computer hardware for its data processing center at a monthly cost of approximately $44,170 from Sandsport pursuant to an oral agreement, terminable at will by either party. Lease payments under this lease for the fiscal years ended June 30, 2000 and 2001 totaled $490,214 and $493,965, respectively. Management of Health Card believes that the terms of such lease and the negotiated billing rates are as fair to Health Card as those that could be obtained from an unaffiliated third party, although no independent fee quotes have been obtained. Approximately $407,000 of computer equipment and furniture and fixtures were purchased on Health Card's behalf during the fiscal year ended June 30, 2001. Health Card now purchases all of its own equipment directly. In addition, Sandata, through another wholly-owned subsidiary, Santrax Systems, Inc. resells its telephone services to Health Card based on actual usage.

     During the fiscal years ended June 30, 1999, 2000 and 2001, Health Card incurred fees to Sandata, or its subsidiaries, in the aggregate amounts of approximately $2,151,000, $2,331,000 and $3,612,000, respectively. As of June 30, 2001, Health Card owed $341,155 to Sandata, or its subsidiaries, which has been paid subsequently.

     As of June 30, 2001, Sandata owed Health Card $503,958 pursuant to a promissory note, dated May 31, 2000, in the original principal amount of $500,000 plus interest at the rate of 9-1/2%; interest on such note was payable quarterly and such note was paid in full on May 31, 2001. On June 9, 2001, Sandata again gave a promissory note to Health Card in the principal amount of $500,000, with interest at the rate of 7%, which was to have been due on June 8, 2002. The note was paid in full on August 15, 2001. As of June 30, 2001, Sandata also owed Health Card $68,123 for pharmacy benefit services which has subsequently been reimbursed.

     Employee Management Relationship with Medical Arts Office Services, Inc.

     Medical Arts Office Services, Inc. is an affiliate of Health Card. Certain persons employed by companies affiliated with Mr. Brodsky are also officers and Directors of Medical Arts, of which Mr. Brodsky is the sole shareholder.

     Medical Arts provides Health Card with shared legal, bookkeeping and administrative services (including payroll processing) pursuant to an oral agreement, terminable at will by either party.

     During the fiscal year ended June 30, 2001, the total payments made by Health Card to Medical Arts were approximately $383,545 of which $63,150 was paid for bookkeeping services, $220,151 was paid for legal services and $100,244 was paid for administrative services. Management believes that the hourly rates charged by Medical Arts are as fair to Health Card as those that could be obtained from an unaffiliated third party, although no independent fee quotes have been obtained.

     Health Card's Relationship with P.W. Capital, LLC

     Prior to the consummation of a public offering of our securities (the "Public Offering"), in consideration of consulting fees paid to P.W. Capital, LLC, Mr. Brodsky provided managerial expertise and advice, including but not limited to advice regarding the hiring of executive management and other personnel, marketing and sales matters, and negotiation of contracts with sponsors and other parties. Pursuant to an agreement with Mr. Brodsky, payment of the above consulting fees ceased upon consummation of the Public Offering and, in consideration of the provision of such executive services, Mr. Brodsky began to receive, and continues to receive, remuneration as an executive officer of Health Card.

     In addition, Health Card rents a two-family house in Port Washington, New York (near the Company's offices) from P.W. Capital, LLC, which is used for out-of-town employees. Health Card evaluated the cost of hotels for these individuals and determined it was more cost efficient to rent the house at a monthly rate of $5,500. During the fiscal year ended June 30, 2001, Health Card paid P.W. Capital, LLC $16,500 in rent for this facility.

     Real Estate

     The Company currently occupies approximately 26,500 square feet of office space located at 26 Harbor Park Drive, Port Washington, New York 11050 (the "Facility"). The Company subleases the Facility from BFS Realty, LLC, an affiliate of the Company's Chairman (the "Affiliate"). The Affiliate leases the Facility from the Nassau County Industrial Development Agency, pursuant to a lease (the "Lease"), which was entered into by that Agency and the Affiliate in July 1994. The Lease expires in March 2005. The Affiliate has the right to become the owner of the Facility upon expiration of the Lease. The Affiliate subleases a portion of the Facility to the Company. The Company currently pays base rent to the Affiliate in the amount of $336,780 per year, plus monthly expenses for maintenance, real estate taxes, utilities and the like to the providers of these services. The base rent increases by 5% annually. The Affiliate also receives rent from other companies that occupy space in the Facility, some of which are affiliated with the Company's Chairman. The Company believes that the Facility is adequate for current purposes.

     PAI currently occupies approximately 8,400 square feet of office space in Little Rock, Arkansas, at an annual rent of approximately $137,000, including monthly expenses. The landlord for these premises is Executive Park Partnership. The lease expires on April 30, 2005.

     Pursuant to a lease dated August 10, 1998 and expiring on August 31, 2005, Health Card occupies approximately 1,500 square feet of space at 63 Manhorhaven Boulevard, Port Washington, New York, which is used as a pharmacy. The landlord for these premises is 61 Manorhaven Boulevard, LLC, of which Mr. Brodsky is the sole member. The current rent is $1,654 per month through August 31, 2002; the annual rent increases by 5% per year. Additional rent, in the form of certain expenses, is also payable.

     Indebtedness of Management

     From time to time, Mr. Brodsky and certain of his affiliates (collectively the "Brodsky Affiliates") and other officers and directors and affiliates of Health Card have borrowed funds, or have incurred indebtedness in connection with the purchase of shares or for other reasons, from Health Card. The following table describes certain information relating to such indebtedness.

                                                        Largest Aggregate Amount Owed
                                                           by Debtor During
                                                               Fiscal Year Ended
Debtor                                                          June 30, 2001                 Debt Owed As Of June 30, 2001
------                                                  ------------------------------        -----------------------------

P.W. Capital, LLC (1)..............................                 $4,212,843*                     $4,212,843*
Gerald Shapiro (3).................................                    338,250                         300,000
Sandata, Inc. (4)..................................                    527,603                         503,958
------------------

* Partially offsetting these amounts is $541,630 due to Mr. Brodsky for accrued salary and bonus.

(1) On June 1, 1998, Health Card assigned certain indebtedness aggregating $1,636,785 in principal and accrued interest, if any, from certain persons and entities, including Mr. Brodsky, to P.W. Capital, LLC, a company affiliated with Mr. Brodsky. On June 1, 1998, P.W. Capital executed a demand promissory note made payable to the order of Health Card in the principal amount of $4,254,785 with interest at the rate of 8.5% per annum, payable quarterly, such amount reflecting the assigned debt and amounts then owed by P.W. Capital to Health Card. On June 1, 1998, Mr. Brodsky executed an unconditional guaranty in favor of Health Card for the full and prompt payment to Health Card of all amounts payable under shares of common stock of Health Card and is without recourse to the maker. Such note was restructured by a new non-recourse promissory note dated July 31, 2000, made payable by P.W. Capital to the order of Health Card in the amount of $3,890,940. Such note is payable in annual installments of $400,000 consisting of principal and interest at the rate of 8 1/2% per annum on each of the first and second anniversary date, with the total remaining balance of principal and interest due and payable on July 31, 2003. The note is collateralized by 1,000,000 shares of $.001 par value common stock of Health Card. The first $400,000 payment due under the note as of July 31, 2001, was satisfied by offsetting an equal amount owed to Mr. Brodsky by the Company. Effective July 31, 2001, the interest rate on the note was changed to the prime rate in effect from time to time.

(2) Mr. Shapiro, Vice Chairman of the Board and Secretary of Health Card, is the Chairman of the Board and Treasurer of Mediclaim, Inc. The amount due includes principal and interest due under a non-recourse (except for interest) promissory note dated July 1, 1997 made payable by Mr. Shapiro to the order of Health Card in the original principal amount of $300,000, secured by a pledge of 383,534 shares of common stock of Health Card. Interest on such note, at the rate of 8.5% per annum, is payable quarterly. The principal amount of the note is payable five years from the date of the note. $63,750 of interest was paid by Mr. Shapiro during the fiscal year ended June 30, 2001.

(3) As of June 30, 2001, Sandata owed Health Card $503,958 pursuant to a promissory note, dated May 31, 2000, in the original principal amount of $500,000 plus interest at the rate of 9-1/2%; interest on such note was payable quarterly and such note was paid in full on May 31, 2001. On June 9, 2001, Sandata again gave a promissory note to Health Card in the principal amount of $500,000, with interest at the rate of 7%, which was to have been due on June 8, 2002. The Note was paid on August 15, 2001. As of June 30, 2001, Sandata also owed Health Card $68,123 for pharmacy benefit services which has subsequently been reimbursed.

     The Brodsky Revocable Trust has repaid certain of the indebtedness above to the extent of approximately $1,992,900 (representing 73% of the proceeds from the sale of shares by the Brodsky Trust pursuant to the Public Offering, net of underwriting discounts and commissions, a non-accountable expense allowance and a financial advisory fee payable to the representatives of the Public Offering). The net proceeds from the sale of shares by the Brodsky Trust were applied first 100% to amounts owed by Mr. Brodsky to Health Card and the balance to amounts owed by P.W. Capital to Health Card. In addition, Mr. Brodsky had agreed to pay in full, within one year of the consummation of the Public Offering, the remaining indebtedness owed by P.W. Capital, reflected in the above table, after application of the net proceeds from the sale of shares by the Brodsky Trust in the Public Offering. However, in July 2000, Health Card restructured such indebtedness with a new non-recourse promissory note dated July 31, 2000, and made payable by P.W. Capital to the order of Health Card in the amount of $3,890,940. Such note is payable in annual installments of $400,000 consisting of principal and interest at the rate of 8-1/2% per annum on each of the first and second anniversary date, with the total remaining balance of principal and interest due and payable on July 31, 2003. The first $400,000 payment due under the note as of July 31, 2001, was satisfied by offsetting an equal amount owed to Mr. Brodsky by the Company. Effective July 31, 2001, the interest rate on the note was changed to the prime rate in effect from time to time. In the event that P.W. Capital does not pay amounts due as and when required under this promissory note, Health Card's recourse will be to exercise its legal remedies with respect to the Health Card shares held by Health Card as collateral and pursue legal action against Mr. Brodsky under a related guaranty. Such note does not provide for default interest or penalties. Mr. Shapiro had orally agreed to pay in full the indebtedness reflected opposite his name in the above table within one year of the consummation of this offering. However, in July 2000, Health Card allowed Mr. Shapiro to comply with the payment schedule reflected in Footnote 3 to the table above. In the event that Mr. Shapiro does not pay amounts due as and when required under his July 1997 promissory note, Health Card's recourse will be to exercise its legal remedies with respect to the Health Card shares held by Health Card as collateral and pursue legal action against Mr. Shapiro for unpaid interest. Such note does not provide for default interest or penalties. It is not anticipated that additional advances to or on behalf of Mr. Brodsky or his affiliates will be permitted in the future, unless approved by a majority of Health Card's disinterested Directors.

     SunStar Healthcare, Inc.

     SunStar Healthcare, Inc. ("SunStar") a Delaware corporation, was engaged in providing managed health care services in the state of Florida by operating an HMO. Its service territory covered 52 counties in central, northern and other parts of Florida, including the metropolitan areas of Tampa, Orlando, Jacksonville, and others. As of November 1, 1998, SunStar served approximately 57,000 enrolled plan members. On February 19, 1999, Mr. Brodsky, as trustee for the irrevocable trusts of each of his children, purchased for $250,000 (an aggregate of $1,000,000) preferred stock and warrants offered by SunStar. Effective May 1, 1999, Health Card began providing services to SunStar. On
February 1, 2000, Health Card was notified that SunStar was placed in receivership under the Department of Insurance of the State of Florida. There is an outstanding receivable from SunStar for the month of January, 2000 of approximately $1.2 million. Health Card has filed a claim for this amount with the Department of Insurance of the State of Florida. There is no guarantee that the full amount will be collected so Health Card has made an assessment of amounts that might be collected and has reserved for the difference. During the fiscal year ended June 30, 2000, Health Card billed SunStar approximately $10.5 million. There were no billings from Health Card to SunStar during the fiscal year ended June 30, 2001.


Proposal No. 1--Election of Directors

     The Board of Directors currently consists of six members. All the current directors have been nominated for re-election for another term. This proxy statement contains a proposal to reincorporate the Company in Delaware by merging the Company with and into its wholly-owned Delaware subsidiary. Under the Certificate of Incorporation of the surviving company, the Board of Directors will be classified into three classes with staggered terms, ranging from 1 to 3 years. The proposal is discussed below under "Proposal No. 2--Approval to Change the State of Incorporation from New York to Delaware."

     In the event Proposal No. 2 is adopted at the meeting, the directors will be divided into three classes and, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the six nominees named below to serve for the terms indicated, or until their successors have been duly elected and qualified. If you do not approve Proposal No. 2 at the meeting, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the six nominees named below to serve until the 2002 annual meeting or until their successors have been duly elected and qualified.

     The Board of Directors has nominated Messrs. Shapiro and Fish for election as directors to serve until the 2002 annual meeting, Messrs. Angowitz and Daley for election as directors to serve until the 2003 annual meeting and Messrs. Brodsky and Konigsberg for election as directors to serve until the 2004 annual meeting. If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board of Directors.

     Recommendation of Board of Directors

     The affirmative vote of the holders of a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting is required for election of the nominees. The Board of Directors of Health Card unanimously recommends a vote FOR all nominees.

     The following table sets forth the positions and offices presently held with Health Card by each nominee for election as director, his age as of December 10, 2001 and the year he first became a director of Health Card. Proxies not marked to the contrary will be voted in favor of each such nominee's election.

                                                           Year First Became
Name                                              Age          Director         Officer and Position Held
----                                              ---          --------         -------------------------
Bert E. Brodsky....................................59            1998            Chairman of the Board and
                                                                                 Chief Executive Officer
Gerald Shapiro.....................................71            1998            Vice Chairman, Secretary and Director
Gerald Angowitz....................................52            1998            Director
Kenneth J. Daley...................................64            1999            Director
Paul J. Konigsberg.................................65            2000            Director
Ronald L. Fish.....................................60            2000            Director

     Bert E. Brodsky has served as Chairman of the Board of Health Card since December 7, 1998, and as Chief Executive Officer since June, 1998. Mr. Brodsky has at various times since 1983 served as Chairman of the Board, President and a Director of Health Card. Mr. Brodsky has served as Chairman of the Board and Treasurer of Sandata, Inc., a provider of computerized data processing services and custom software and programming services, since June 1983 and as President of Sandata from December 1989 through January 2000. Sandata's shares of common stock are publicly traded. From October 1983 through December 1993, Mr. Brodsky served as Chairman of the Board of Compuflight, Inc., a provider of computerized flight planning services. Since August 1980, Mr. Brodsky has served as Chairman of the Board and President of P.W. Medical Management, Inc., which provides financial and consulting services to physicians. For more than the past five years, Mr. Brodsky has served as President of P.W. Capital Corp., a consulting services firm and Chairman of Sandsport Data Services, Inc., a computer services firm and wholly-owned subsidiary of Sandata. Mr. Brodsky has also been the Operating Manager of BFS Realty, LLC, a real estate company, since October 1996, BFS Realty II, LLC, a real estate company, since November 1996 and 4 B's Realty, LLC, a real estate company, since July 1996.

     Gerald Shapiro has served as Vice Chairman of the Board of Health Card since February 4, 1998. Mr. Shapiro has also served as Secretary since October 28, 1998. From June 1, 1998 until December 7, 1998, Mr. Shapiro served as Chairman of the Board. For more than the past five years, Mr. Shapiro has been an employee of Sandata, President of Lee Management Associates, Inc., a physician billing and consulting firm, Chairman and Treasurer of Mediclaim, Inc., a physician billing and consulting firm, President of Brookhaven M.R.I., Inc., a company that operates magnetic resonance imaging machines, Vice President of Mobile Health Management Services, Inc., a provider of medical screening services. From 1973 to 1978, Mr. Shapiro served as President of Ally & Gargano, Inc., an advertising agency, and from 1971 to 1973 he was President of Hertz Corporation.

     Gerald Angowitz has served as a Director of Health Card since June 26, 1998. Mr. Angowitz presently serves as a management consultant through the Angowitz Company, which provides consulting services. Mr. Angowitz had served as Senior Vice President of Human Resources and Administration for RJR Nabisco, Inc. ("RJR"), a consumer products manufacturer, from March 1995 until December 1999. Mr. Angowitz previously served as Vice President of Human Resources for RJR from February 1994 to March 1995 and Vice President of employee benefits at RJR from January 1992 to February 1994. Mr. Angowitz is the brother-in-law of Hugh Freund, a Vice President, Secretary, principal stockholder and Director of Sandata. Mr. Angowitz also serves as the Chairman of the Company's Compensation Committee.

     Kenneth J. Daley has served as a Director of Health Card since May 10, 1999. For more than the five years prior to January 1999, Mr. Daley served as Senior Vice President of Chase Manhattan Bank. Mr. Daley also serves on the Company's Audit and Compensation Committees.

     Paul J. Konigsberg has served as a Director of the Company since November 2000. Since January 1998, Mr. Konigsberg has served on the Board of Directors of Sandata, Inc., an affiliate of Health Card. Mr. Konigsberg is a certified public accountant and has been a senior partner in the accounting firm of Konigsberg Wolf & Co., P.C. since 1970. Mr. Konigsberg also serves as the Chairman of the Company's Audit Committee.

     Ronald L. Fish served as a Director of the Company since November 2000. Mr. Fish currently serves on the Board of Directors of Sandata Inc., an affiliate of Health Card, since June 1998. Since 1975, Mr. Fish served as Administrator, Treasurer and Director of Unlimited Care Inc., a nursing services firm, and is a certified public accountant. Mr. Fish also serves on the Company's Audit and Compensation Committees.

     Executive officers

     Our other executive officers, and their ages and positions are:

Name                                                    Age      Officer and Position Held
----                                                    ---      -------------------------
James Bigl..........................................     38       President
Tery Baskin.........................................     48       Chief Operating Officer
David Gershen.......................................     46       Treasurer and Chief Financial Officer

     James Bigl has served as President of Health Card since June 12, 2000. Immediately prior to joining Health Card, Mr. Bigl served as President and CEO of York HealthNet, SelectPro and USI Care Management ("USI"). In late 1998, Mr. Bigl directed the sale of the Pharmacy Benefit Management Company he founded at Yale-New Haven Health to USI. In October of 1994, Mr. Bigl oversaw the wide ranging operations, including home infusion, health care collections, real estate and retail pharmacy at Yale-New Haven Health's for-profit division. For the last fifteen years, Mr. Bigl has been working in the retail pharmacy and pharmacy benefit management industries.

     Tery Baskin has served as Chief Operating Officer of Health Card since June 2001. He has been a licensed pharmacist since 1978. From 1993 to July 2000 he served as the President and a Director of Pharmacy Associates, Inc. From July 2000 to June 2001, Mr. Baskin was the Senior Vice President of PAI, which by July 2000 was a wholly owned subsidiary of Health Card. He has served as a Director of the American Pharmaceutical Association Foundation since 1998 and as Treasurer since March 2001.

     David Gershen has served as Senior Vice President of Finance for Health Card since May 2000. Mr. Gershen was named Chief Financial Officer and Treasurer of Health Card in November, 2000. From July 1996 until April 2000, Mr. Gershen served as the Vice President of Finance and Administration of CSC Healthcare Inc., a subsidiary of Computer Sciences Corporation ("CSC"), a healthcare information services company. Prior thereto, and since 1985, Mr. Gershen held various financial positions with APM, Inc., which was acquired by CSC in 1996.

     Each of the executive officers serves, subject to his respective Employment Agreement, until the meeting of the Board of Directors immediately following the Annual Shareholders Meeting.

     Family Relationships

     There are no family relationships among any of Health Card's executive officers, directors or nominees for directors.

     Director's Compensation

     Our By-Laws provide that directors of the Company may, by resolution of the Board of Directors, be paid a fixed fee and expenses for attendance at each regular or special meeting of the Board of Directors. Each director received $500 for each meeting he attended by telephone and $1,000 for each meeting he attended in person.

     Meetings and Committees of the Board or Directors

     The Board of Directors held three (3) meetings during the fiscal year ended June 30, 2001. At least a majority of the Directors of Health Card attended each meeting. The Board also acted on five (5) occasions during the fiscal year ended June 30, 2001 by unanimous written consent in lieu of a meeting.

     The Audit Committee

     The Audit Committee of the Board of Directors is charged with the review of the activities of Health Card's independent auditors, including the fees, services, and scope of such audit. The Audit Committee is currently composed of Paul J. Konigsberg, Chairman, Kenneth J. Daley and Ronald L. Fish. Such Committee met on four occasions during the fiscal year ended June 30, 2001.

     The Compensation Committee

     The Compensation Committee is responsible for making recommendations to the Board of Directors regarding compensation arrangements for executive officers of Health Card, including annual bonus compensation, and consulting with management of Health Card regarding compensation policies and practices. The Compensation Committee also makes recommendations concerning the adoption of any compensation plans in which management is eligible to participate, including the granting of stock options or other benefits under such plans. The Compensation Committee currently consists of Gerald Angowitz, Kenneth J. Daley and Ronald L. Fish. The Compensation Committee held one meeting during the fiscal year ended June 30, 2001.

                             AUDIT COMMITTEE REPORT

     The Audit Committee (as constituted at the end of the Company's fiscal year) reviewed and discussed the audited financial statements with management, and has discussed with the independent auditors the matters required to be discussed by SAS 61 as may be modified or supplemented. All members of the Audit Committee are "independent," as defined in Rule 4200 (a)(15) of the National Association of Securities Dealers' listing standards.

     The Audit Committee (as constituted at the end of the Company's fiscal year) reviewed our financial statements with our Board of Directors and discussed with our independent accountants the matters required to be discussed by Statement of Auditing Standard No. 61. The Audit Committee also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the SEC. The Audit Committee Charter is made part of this proxy statement as Appendix A.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Health Card specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

     This report has been approved by the current members of the Audit Committee as of December 10, 2001.

                                                    The Audit Committee

                                                    Paul J. Konigsberg, Chairman
                                                    Kenneth J. Daley
                                                    Ronald L. Fish

                   FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS

     Health Card was billed by Goldstein Golub Kessler, LLP ("GGK") for audit fees and other fees related to the audit for the fiscal year ended June 30, 2001. GGK has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, GGK has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK. GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

         Fees                                                                                       Amount
         ----                                                                                       ------
         Audit Fees..........................................................................       $75,000
         Financial Information, System Design and Implementation Fees........................             0
         All other Fees......................................................................             0
         Total fees for the Year Ended June 30, 2001.........................................       $75,000
                                                                                                    =======

     Health Card was billed by its previous auditors (see page ____ below) for review of financial statements used in quarterly reports on Forms 10-Q for the last fiscal year in the amount of approximately $37,350.00, and for services related to the audit for the fiscal year ended June 30, 2001 in the amount of $25,000.

            COMPENSATION COMMITTEE'S REPORT ON EXECUTIVE COMPENSATION

     The following summarizes the compensation practice and philosophy that was in effect at Health Card for the fiscal year ended June 30, 2001. Modifications to such philosophy have and may continue to be made.

     Compensation Philosophy

     Health Card's executive compensation program is designed to attract, motivate and retain management with incentives linked to financial performance and enhanced stockholder value. The Compensation Committee seeks to adjust compensation levels (through competitive base salaries, bonus payments and stock option grants) based on individual and the Company's performance.

     Compensation Program Components

     Our compensation program currently consists of a number of components, including a cash salary, an executive bonus pool and stock option grants.

     Salary and bonus levels reflect job responsibility, seniority, Compensation Committee judgments of individual effort and performance, and Health Card's financial and market performance (in light of the competitive environment in which Health Card operates). In considering the Company's financial and market performance, the Compensation Committee reviews, among other things, net income, cash flow, working capital and revenues and share price performance relative to comparable companies and historical performance. Annual cash compensation is also influenced by compensation practices of competitive companies of comparable size in similar industries, as well as that of companies not in its industry which do business in locations where Health Card has operations. Based in part on this information, the Compensation Committee generally sets salaries at levels comparable to such companies.

     The executive bonus plan compensates executives based on (i) individual performance and the performance of the Company in addressing immediate financial and operational challenges, (ii) the Company's performance relative to the performance of other companies of comparable size, complexity and quality, and
(iii) performance that supports both the short-term and long-term goals of the Company. Bonuses thus align the interest of executive officers with those of the stockholders.

     The third component is a stock option program which the Company uses to motivate its executive officers and other employees. The Board of Directors believes that the granting of options to purchase Common Shares provides its executive employees with the long-term incentive to work for the betterment of Health Card. Stock options are generally granted annually to executives and periodically to other selected employees whose contributions and skills are critical to the long-term success of Health Card. Options generally are granted with an exercise price equal to the market price of Health Card's common stock on the date of the grant, generally vest over a period of at least three years and generally expire after ten years.

     Health Card also anticipates compensating its executive employees through the grant of awards under the 2000 Restricted Stock Plan, which was approved by the shareholders of Health Card.

     For a detailed description of the employment agreements and compensation arrangements between Health Card and its executive officers, see "Employee Contracts, Termination of Employment and Change-in-Control Arrangement," above.

     Chief Executive Officer Compensation

     As described above, the Company executive compensation philosophy, applicable to the compensation of our chief executive officer, is to provide a competitive base salary and incentive compensation based on the individual's and the Company's performance. Bert E. Brodsky has served as our Chief Executive Officer since 1998. The Compensation Committee believes there is necessarily some subjectivity in setting compensation of the chief executive officer and does not use predetermined performance criteria when setting such compensation. In light of Mr. Brodsky's extensive experience in various aspects of the pharmacy benefits management industry, his past performance and service with Health Card, the Board of Directors determined that the amounts payable to Mr. Brodsky for the fiscal year ended June 30, 2001 under the terms of the employment agreement, as well as the amounts payable to Mr. Brodsky in connection with the bonus and the options to purchase 500,000 shares of common stock Mr. Brodsky was granted during the fiscal year ended June 30, 2001, adequately compensated Mr. Brodsky for the services he rendered to Health Card in fiscal 2001.

     This report has been approved by the current members of the Compensation Committee as of December 10, 2001.

                                                      The Compensation Committee

                                                      Gerald Angowitz
                                                      Kenneth J. Daley
                                                      Ronald L. Fish


          Compensation Committee Interlocks and Insider Participation

     The Compensation  Committee's current members are Gerald Angowitz,  Kenneth
J. Daley, and Ronald L. Fish. None of the members of our Compensation Committee is or has been an officer or employee of the Company. Mr. Fish is a member of the Board of Directors and the Compensation Committee thereof for Sandata, Inc. No other interlocking relationships exist between the Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company. No executive officer of the Company serves on the Board of Directors or Compensation Committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                          Comparative Stock Performance

     The following chart shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for Health Card, the NASDAQ Market Index and the MG Group (Health Services) Index (the "MG Group Index"). The chart assumes $100 was invested in each of the Common Shares, the NASDAQ Market Index and the Media General Health Services Index (No. 337) on July 28, 1999.1 Data points on the graph are quarterly. Note that historic stock price performance is not necessarily indicative of future stock performance.

------------------------------------ --------- -------- --------- --------- --------- --------- --------- --------- ---------
                                     7/28/99    9/99     12/99      3/00      6/00      9/00     12/00      3/01      6/01
------------------------------------ --------- -------- --------- --------- --------- --------- --------- --------- ---------
------------------------------------ --------- -------- --------- --------- --------- --------- --------- --------- ---------
NATIONAL MEDICAL HEALTH CARD            100.00    76.67    44.17     43.76     31.67     25.84     18.33     40.00     40.67
  SYSTEMS, INC.
------------------------------------ --------- -------- --------- --------- --------- --------- --------- --------- ---------
------------------------------------ --------- -------- --------- --------- --------- --------- --------- --------- ---------
NASDAQ STOCK MARKET (U.S.)              100.00   102.49   151.48    170.05    147.86    136.06     91.11     68.01     80.16
------------------------------------ --------- -------- --------- --------- --------- --------- --------- --------- ---------
------------------------------------ --------- -------- --------- --------- --------- --------- --------- --------- ---------
Media General Health Services           100.00    85.32    90.43    100.14    111.27    123.17    136.14    122.30    135.08
------------------------------------ --------- -------- --------- --------- --------- --------- --------- --------- ---------

     Source: Media General Financial Services, Inc.
-----------------------

1 Health Card's Common Shares were first registered under Section 12 of the Securities Exchange Act of 1934, as amended, on July 19, 1999.


PROPOSAL NO. 2--Approval to Change the State of Incorporation from New York to Delaware

     The Board of Directors has approved and adopted a proposal to change our state of incorporation from New York to Delaware. The reincorporation will be effected, subject to shareholder approval, by merging Health Card with and into a Delaware corporation called "National Medical Health Card Systems, Inc." ("Health Card Delaware"), a newly formed, wholly-owned subsidiary of Health Card in accordance with the terms of the form of Agreement and Plan of Merger approved and adopted by the Board of Directors. A copy of the form of merger agreement is attached to this proxy statement as Appendix B. The form of merger agreement assumes election of each of the nominees under Proposal No. 1 and shareholder approval of this Proposal No. 2.

     Upon the effective date of the merger, each outstanding share of Health Card's common stock will be automatically converted into one share of the common stock of Health Card Delaware, the new Delaware corporation. Health Card will cease to exist, Health Card Delaware will be the continuing or surviving corporation after the merger and its name will be changed to National Medical Health Card Systems, Inc. Thus, Health Card Delaware will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of the liabilities and obligations of Health Card. The merger, therefore, will not involve any change in the business, properties or management of Health Card.

     Purpose of Merger and Reincorporation

     The purpose of the merger is to change the state of incorporation and legal domicile of Health Card from New York to Delaware. The Board of Directors believes that this change in the domicile would be in the best interests of Health Card and its shareholders. Delaware has long been a leading state in adopting, construing, and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, the Delaware General Corporation Law is widely regarded to be one of the best-defined bodies of corporate law in the United States. The Delaware legislature is particularly sensitive to corporate law issues, and Delaware courts have developed considerable expertise in construing Delaware's corporate law. Accordingly, the Board of Directors believes that Delaware law would provide greater predictability in Health Card's legal affairs than is currently available under New York law. The interests of Health Card's Board of Directors, management, and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under New York law. A discussion of the principal differences between New York and Delaware law as they affect shareholders is set forth below in the section entitled "Significant Changes Caused by Reincorporation."

     "Anti-Takeover" Implications of Reincorporation

     Reincorporation in Delaware may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or a negative effect on Health Card and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board of Directors of a corporation can seriously disrupt the business and management of a corporation and result in a transaction that is less favorable to all of the shareholders than a board- approved transaction would have been. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

     The proposal to include anti-takeover provisions in the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of Health Card of any currently proposed takeover or other attempt to acquire control of Health Card. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this proxy statement, if warranted from time to time in the judgment of the Board of Directors.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences described above and may frequently provide all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of Health Card and its shareholders. Accordingly, the reincorporation plan includes certain elements that may have the effect of discouraging or deterring hostile takeover attempts, including the classification of the Board of Directors, and the elimination of the ability of the shareholders to act by written consent without a meeting. The Board of Directors believes that adopting these measures will enable the Board of Directors to consider fully any proposed takeover attempt and negotiate terms that maximize the benefit to Health Card or its shareholders.

     The new provisions in Health Card's organizational documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to effect a change in control of Health Card that is opposed by the Board of Directors. Accordingly, the Board of Directors recognizes that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board of Directors believes that the primary purpose of these provisions is to ensure that the Board of Directors will have sufficient time to consider fully any proposed takeover attempt in light of the short- and long-term benefits and other opportunities available to Health Card and, to the extent the Board of Directors determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to Health Card and its shareholders.

     The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed organizational documents outweigh the possible disadvantages. In particular, the Board of Directors believes that enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth, and certainty of the Delaware General Corporation Law, make the proposed reincorporation beneficial to Health Card, its management, and its shareholders.

     Effectiveness of Merger and Reincorporation

     If approved by the shareholders, the reincorporation and the merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of New York and a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware. The Board of Directors intends that the reincorporation be consummated as soon as practicable following the meeting. Nonetheless, the merger agreement allows for the Board of Directors to abandon or postpone the merger or to amend the merger agreement either before or after the shareholders' approval has been obtained, if circumstances arise causing the Board of Directors to deem either such action advisable, except that any amendment that would effect a material change from the organizational document provisions discussed in this proxy statement would require further approval by the holders of no less than the majority vote of Common Shares.

     Conversion of the Stock

     Assuming shareholder approval of this Proposal No. 2, as soon as the reincorporation becomes effective, each outstanding share of Health Card's common stock will automatically convert into one share of common stock of Health Card Delaware and Health Card shareholders will automatically become shareholders of Health Card Delaware on the following terms:

o    the conversion will be on a one-for-one basis; and

o each share of Health Card common stock that is outstanding at the effective date will become one share of common stock of Health Card Delaware.

     In addition, each outstanding option, right or warrant to acquire shares of Health Card's common stock will be converted into an option, right or warrant to acquire an equal number of shares of common stock of Health Card Delaware, under the same terms and conditions as the original options, rights or warrants. All of Health Card's employee benefit plans will be continued by Health Card Delaware following the reincorporation.

     Stock Certificates

     If this Proposal No. 2 is approved, you do not need to take any action to exchange their stock certificates for Health Card Delaware stock certificates. Upon completion of the reincorporation, stock certificates representing Health Card's shares will automatically represent an equal number of Health Card Delaware shares. You should not destroy your old certificates and should not send your old certificates to Health Card or Health Card's transfer agent, either before or after the effective date of reincorporation. After reincorporation, you may continue to make sales or transfers using your pre-merger stock certificates. Health Card Delaware will issue new certificates representing shares of Health Card Delaware common stock for transfers occurring after the reincorporation. On request, Health Card Delaware will issue new certificates to anyone who holds pre-merger stock certificates. Any request for new certificates will be subject to normal stock transfer requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

     Transferability of Shares

     If your shares of common stock were freely tradable before reincorporation, you will own shares of Health Card Delaware that are freely tradable after reincorporation. Similarly, if you hold securities with transfer restrictions before reincorporation, you will hold shares of Health Card Delaware that have the same transfer restrictions after reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold Health Card Delaware stock certificates will be deemed to have acquired their shares on the date they originally acquired their pre-merger shares.

     After reincorporation, Health Card Delaware will continue to be a publicly held company, and, like Health Card's shares, shares of Health Card Delaware common stock will be traded on the NASDAQ national market as long as such shares qualify for trading. Health Card Delaware will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that Health Card has previously filed and provided.

     Certain Federal Income Tax Consequences of the Reincorporation

     The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. We strongly urge you to consult your tax advisors to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

     The following discussion sets forth the principal U.S. federal income tax consequences of the reincorporation to Health Card shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation. The following disclosure is based on the Internal Revenue Code of 1986, as amended (the "Code"), laws regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. We have neither requested nor received a tax opinion from legal counsel with respect to the consequences of reincorporation. No rulings have been or will be requested from the Internal Revenue Service with respect to the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

     The reincorporation provided for in the merger agreement is intended to be a tax-free reorganization under the Code. Assuming the reincorporation qualifies as a reorganization, no gain or loss will be recognized to you as a result of consummation of the reincorporation, and no gain or loss will be recognized by Health Card or Health Card Delaware. Each former holder of Health Card's common stock will have the same basis in the stock of Health Card Delaware received by that holder pursuant to the reincorporation as that holder has in Health Card's stock held by that holder at the time the reincorporation is consummated. Each shareholder's holding period with respect to Health Card Delaware's common stock will include the period during which that holder held the corresponding Health Card stock, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation was consummated.

     Accounting Treatment

     In accordance with generally accepted accounting principles, Health Card expects that the merger will be accounted for as a reorganization of entities under common control and recorded at historical cost.

     Regulatory Approvals

     The merger is not expected to be consummated until Health Card has obtained all required consents of governmental authorities, including the filing of a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware and the filing of a Certificate of Merger with the Department of State of the State of New York.

     Significant Changes Caused By Reincorporation

     In general, Health Card's corporate affairs are governed at present by the Business Corporation Law of New York ("New York Law"), by the certificate of incorporation filed in New York (the "New York Certificate") and the by-laws adopted pursuant to New York Law (the "New York By-laws"). Copies of the New York Certificate and New York By-laws may be obtained by writing to Health Card. If shareholders approve this Proposal No. 2, Health Card will merge into, and its business will be continued by, Health Card Delaware. Following the merger, issues of corporate governance and control would be controlled by the General Corporation Law of Delaware ("Delaware Law"), rather than New York Law. The New York Certificate and New York By-laws will, in effect, be replaced by the certificate of incorporation of Health Card Delaware (the "Delaware Certificate") and the by-laws of Health Card Delaware (the "Delaware By-laws"), forms of which are attached as Appendices C and D, respectively, to this proxy statement. Accordingly, the differences among these documents and between New York Law and Delaware Law are relevant to your decision whether to approve the reincorporation and other proposals.

     Certain differences between New York Law and Delaware Law and between the various organizational documents that the Board of Directors, with the advice of counsel, considers to be significant are discussed below. Shareholders are advised that many provisions of Delaware Law and New York Law may be subject to differing interpretations, and that those offered in this proxy statement may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional guidance as to how to interpret them. In addition, the following discussion is qualified in its entirety by reference to Delaware Law, New York Law, case law applicable in Delaware and in New York, and the organizational documents of each of the companies. Shareholders are requested to read the following discussion in conjunction with the merger agreement, the Delaware Certificate and the Delaware By-laws attached to this proxy statement. Under New York Law a person who owns stock of Health Card is referred to as a "shareholder." Under Delaware Law such person is known as a "stockholder." Such terms have the same meaning and are used herein interchangeably.

     Shares of Capital Stock

     Health Card's certificate of incorporation authorizes 25,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which 7,183,996 shares of common stock are issued and outstanding as of December 10, 2001. Health Card Delaware's certificate of incorporation will also authorize 25,000,000 shares of common stock and 10,000,000 shares of preferred stock. No shares of any capital stock will be issued by Health Card Delaware in connection with the reincorporation, other than the shares into which our shares of common stock will convert.

     Under the Delaware Certificate, as under the New York Certificate, the Board of Directors may authorize the issuance of preferred stock as the Board of Directors may determine, including for the purpose of adopting a shareholder rights (or "poison pill") plan. Under both the New York Certificate and the Delaware Certificate, the Board of Directors has the authority to determine the designations and such voting powers, full or limited, or no voting powers, and such of the preferences and relative, participating, optional, or other special rights, and the qualifications, limitations or restrictions thereof, of any series of the preferred stock to the full extent permitted by the applicable law.

     Classified Board of Directors

     Both New York Law and Delaware Law permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. New York Law permits as many as four classes, Delaware Law only up to three. The New York Certificate now provides that all directors are to be elected annually for a term of one year. The Delaware Certificate provides that directors will be classified into three classes, as nearly equal in number as possible. One class would hold office initially for a term expiring at the 2002 annual meeting; another class would hold office initially for a term expiring at the 2003 annual meeting; and another class would hold office initially for a term expiring at the 2004 annual meeting. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified. See "Election of Directors" above as to the composition of each class of directors if this proposal is adopted.

     The classified board will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by shareholders holding a plurality of the votes cast at a single annual meeting. If the Company implements a classified board of directors, it will take at least two annual meetings for even a majority of shareholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting. Under Delaware Law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and qualified. Delaware Law also provides that, unless the certificate of incorporation provides otherwise, directors serving on a classified board of directors may be removed only for cause. The Delaware Certificate also requires the affirmative vote of holders of 80% of the outstanding shares of common stock to remove the directors without cause. Accordingly, if you approve the proposal to reincorporate in Delaware, the directors will be permitted to be removed only without cause by the affirmative vote of holders of 80% of the outstanding shares of common stock. Presently, all directors of the Company may be removed, with or without cause, by a majority vote of the outstanding shares of the common stock.

     A classified board is designed to assure continuity and stability in the Board of Directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the classified board proposal will assist the Board of Directors in protecting the interests of the Company's shareholders in the event of an unsolicited offer for the Company. However because of the additional time required to change control of the Board of Directors, a classified board tends to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Because a classified board will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, it tends to discourage certain tender offers, perhaps including some tender offers that shareholders may feel would be in their best interests. A classified board also makes it more difficult for the shareholders to change the composition of the Board of Directors even if the shareholders believe such a change would be desirable.

     Amendment of Certificate of Incorporation and By-laws

     Delaware Law allows a Board of Directors to recommend that shareholders amend the certificate of incorporation, and a majority of the outstanding shares entitled to vote at a shareholders' meeting are normally enough to approve that amendment. Under New York Law, except for certain ministerial changes to the certificate of incorporation that the Board of Directors may authorize and except as otherwise required by the certificate of incorporation, the Board of Directors recommends an amendment to the certificate of incorporation for approval by shareholders, and a majority of the outstanding shares entitled to vote at a shareholders' meeting is enough to approve that amendment. Both laws require that a majority of the holders of any particular class of stock must approve the amendment if it would have an adverse effect on the holders of that class. In addition, both laws allow a corporation to require a vote larger than a majority on special types of issues.

     The New York By-laws provide that they may be amended or repealed, or new by-laws may be adopted, by the shareholders entitled to vote in the election of directors or by the Board of Directors. The Delaware Certificate specifically permits the Board of Directors of Health Card Delaware to adopt, amend or repeal any of the Delaware By-laws, subject to the power of the shareholders of Health Card Delaware under Delaware law to adopt by-laws and to amend or repeal by-laws adopted by the Board of Directors.

     Who May Call a Special Meeting of Shareholders

     Under both New York Law and Delaware Law, the Board of Directors or anyone authorized in the certificate of incorporation or by-laws may call a special meeting of shareholders. Currently, the New York By-laws provide that a special meeting can be called by the Chairman of the Board, the President, or any director. The Delaware By-laws provide that a special meeting may be called by the Chairman of the Board, the President, or by the Board of Directors by written order of a majority of the directors.

     Action by Shareholders Without a Meeting

     Under New York Law, any action required or permitted to be taken by shareholders may be taken by shareholders without a meeting if a written consent setting forth the action to be taken is signed by shareholders having all outstanding shares entitled to vote thereon, or, if the corporation's certificate of incorporation so permits, by shareholders having the requisite voting power necessary to authorize such action at a shareholders' meeting.

     Delaware Law similarly permits a written consent of shareholders in lieu of a shareholders' meeting, unless a corporation's certificate of incorporation provides otherwise. The New York Certificate currently permits the taking of shareholder action by written consent. The Delaware Certificate requires all shareholder action be taken at an annual meeting or special meeting of the shareholders, and would prohibit shareholder action by written consent. In the case of a publicly held corporation with numerous shareholders, such as the Company, action without a shareholders' meeting would, as a practical matter, be available to only a limited number of shareholders acting in concert, and not to the Company's shareholders in general.

     Limiting shareholder action to shareholder meetings also has an anti-takeover effect. Sudden shareholder action to remove the entire Board of Directors would not be possible and would thereby preserve the Board of Directors' ability to negotiate with a potential takeover bidder on behalf of the Company's shareholders. The drawback is that even if a majority of the shareholders believed such action to be in their best interests, any action by written consent of the shareholders would be precluded.

     Right of Shareholders to Inspect Shareholder List

     Under New York Law, a shareholder of record may inspect the list of shareholders of record if at least five days previously it issued a written demand to do so. A corporation may deny a shareholder's demand if the shareholder refuses to give an affidavit that its inspection is not for certain purposes unrelated to company business and that the shareholder has not been involved in the last five years in selling or offering to sell a list of record shareholders. A New York corporation must also produce a list of shareholders as of the record date if a shareholder requests the list at the annual meeting. Under Delaware Law, any shareholder may, upon making a demand under oath stating the purpose thereof, inspect the shareholders' list for any purpose reasonably related to that person's interest as a shareholder. In addition, for at least ten days prior to each shareholders' meeting, as well as at the meeting, a Delaware corporation must make available for examination a list of shareholders entitled to vote at the meeting.

     Vote Required for Certain Transactions

     Until February 1998, New York Law required the holders of at least two-thirds of the outstanding stock entitled to vote of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, a New York corporation then in existence, which would include Health Card, may provide in its certificate of incorporation that the holders of a majority of the outstanding stock entitled to vote may approve such transactions. Health Card has adopted such a provision in its certificate of incorporation, so such transactions require only approval by the holders of at least a majority of Health Card's outstanding stock entitled to vote.

     Under Delaware Law, unless the certificate of incorporation or by-laws provide otherwise (but in no case may such requirement be less than one-third of the outstanding stock entitled to vote on such transactions), the holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation, or sale of all or substantially all the assets. The Delaware Certificate does not contain any provision otherwise, so the holders of a majority of the outstanding stock entitled to vote thereon may approve a merger, consolidation, or sale of all or substantially all of Health Card Delaware's assets. Notwithstanding the foregoing, under Delaware Law the vote of the shareholders of the surviving corporation is not required to authorize a merger if these three conditions are met:

o the merger agreement does not amend the surviving corporation's certificate of incorporation;

o each share of stock of the surviving corporation that is outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

o the merger results in no more than a 20% increase in its outstanding common stock.

     Special vote requirements may apply to certain business combinations with interested shareholders. See the discussion of these requirements below under the heading "Business Combinations with Interested Shareholders."

     Removal of Directors by Shareholders

     Under New York Law, directors may be removed for cause by the shareholders, or, if the certificate of incorporation or by-laws provide, by either the shareholders or the directors. Furthermore, if the certificate of incorporation or by-laws so provide, directors may be removed without cause by a vote of the shareholders. The New York By-laws provide that directors may be removed with or without cause by the shareholders; directors may be removed with cause by the Board of Directors. After the reincorporation, directors under Delaware Law would generally be subject to removal with or without cause by a majority of the shareholders, unless the certificate of incorporation provides otherwise, but in a Delaware corporation with a classified board, unless the certificate of incorporation provides otherwise, directors can only be removed by shareholders for cause. The Delaware Certificate will provide, as noted above, that the affirmative vote of the holders of 80% of the outstanding shares of common stock will be required to remove a director without cause.

     Limitation of Directors' Liability

     Both New York Law and Delaware Law permit a corporation to limit a director's personal liability for actions taken in that director's official capacity. Under New York Law, a director is not liable to the corporation for the benefit of its creditors or shareholders for damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. New York Law also permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director, with certain specific exceptions, to the corporation or its shareholders for damages for any breach of duty in that capacity.

     The New York Certificate contains a provision that limits or eliminates a director's liability for any breach of duty in his capacity as a director. Under Delaware Law limits on a director's liability must be addressed in the certificate of incorporation. The Delaware Certificate limits directors' monetary liability to the fullest extent permitted by Delaware Law. However, in some cases directors may be liable despite these limitations. Delaware Law forbids any limitation of liability where (1) a director breached the duty of loyalty to the corporation or its shareholders, (2) a director's acts or omissions were not in good faith or involved intentional misconduct or a knowing violation of law, (3) a director received an improper personal benefit from a transaction involving the corporation, or (4) a director authorized an unlawful dividend or stock repurchase or redemption.

     Indemnification of Directors and Officers; Insurance

     With some variations, both New York Law and Delaware Law allow a corporation to "indemnify," that is, to make whole, any person who is or was a director or officer of the corporation if that person is held liable for something that person did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines, and penalties, both laws also allow the corporation to advance certain reasonable expenses the person incurs or to reimburse the person's expenses after they are incurred. The right to indemnification under both laws does not normally exclude other rights of recovery the indemnified person may have.

     Additionally, each of the two laws permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. New York Law, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage to which he or she was not legally entitled.

     Neither New York Law nor Delaware Law permit indemnification of a director or officer if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, if the corporation sues the person because of some act or omission, the corporation does not need to indemnify the person unless a court determines the person was not liable. In addition, New York Law and Delaware Law generally require that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with the best interests of the corporation. The New York By-laws, the Delaware Certificate and the Delaware By-laws provide for the indemnification of directors to the fullest extent permitted by New York Law and Delaware Law, respectively.

     If the reincorporation is approved by Health Card's shareholders, New York Law indemnification provisions will continue to apply to acts and omissions that occurred prior to the effective date of the reincorporation.

     Transactions with Interested Directors

     New York Law provides several methods for establishing the validity of transactions between a corporation and interested directors, including a vote by the uninterested directors. The comparable provision of Delaware Law provides that no transaction between a corporation and an interested director is void or voidable solely because such director is present at or participates in the meeting or because that director's votes are counted if the material facts of that director's interest are known to the board of directors and the board of directors in good faith authorizes the transaction by vote of a majority of the disinterested directors, or if that director's interest is disclosed to shareholders and the shareholders in good faith approve the transaction.

     Loans and Guarantees of Obligations for Directors

     Under New York Law, a corporation may not lend money to or guarantee the obligation of a director unless (1) the shareholders (other than the interested director) approve the transaction or (2) the certificate of incorporation provides that the board may approve any such loan or guarantee that it determines will benefit the corporation. The New York Certificate provides for approval by the shareholders or the Board of Directors of such a loan or guaranty. For purposes of shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum. Under Delaware Law, a board of directors may authorize loans or guarantees of indebtedness to, or otherwise assist, employees, officers, and directors whenever, in the judgment of the board of directors, such a loan, assistance or guaranty may reasonably be expected to benefit the corporation.

     Issuance of Rights and Options to Directors, Officers, and Employees

     New York Law requires that the issuance of options or rights to purchase stock to directors, officers or employees of a corporation as an incentive to service or continued service to the corporation must be authorized as required by the policies of all stock exchanges or automated quotation systems on which the corporation's shares are listed or authorized for trading, or, if the corporation's shares are not so listed or authorized, by a majority of the votes cast at a meeting of shareholders by the holders of shares entitled to vote thereon, or be authorized by and consistent with a plan adopted by such a vote of shareholders. The Delaware Law does not require shareholder approval of such transactions.

     Consideration for Shares

     Under New York Law, consideration for the issuance of shares may consist of money or other property, tangible or intangible, labor or services actually received, a binding obligation to pay the purchase price, a binding obligation to perform services, or any combination of the above. Stock certificates may not be issued until the amount of consideration determined to be stated capital has been paid in the form of cash, services rendered, personal or real property, or any combination of these, plus consideration for the balance, if any, which may include the above-referenced binding obligations.

     Under Delaware Law a corporation can receive cash, services, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. A purchaser of shares under Delaware Law may pay an amount equal to or greater than the par value of those shares if the corporation receives a binding obligation of the purchaser to pay the balance of the purchase price.

     Dividends; Redemption of Stock

     Subject to its charter provisions, under both New York Law and Delaware Law, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption, or distribution. The assets supplied to such a distribution may not be greater than the corporation's "surplus." Under New York Law, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation remaining after any such payment or distribution must be at least equal to the amount of stated capital.

     Delaware Law defines surplus as the excess of net assets over capital and permits the board to adjust capital. If there is no stated capital, Delaware Law allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock that has a preference on any distribution of assets.

     In general, with certain restrictions, New York Law permits a corporation to provide in its certificate of incorporation for redemption of one or more classes or series of its shares. One such restriction provides that common stock may be redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption. Delaware Law permits redemption of a corporation's common stock only when, among other things, no class of preferred stock is outstanding, with certain exceptions.

     Appraisal Rights

     Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets. New York Law also extends appraisal rights to an exchange of a corporation's shares. New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on the New York Stock Exchange or another national securities exchange. However, in the case of shares not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. On the other hand, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be cancelled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

     Similarly, under Delaware Law, appraisal rights are not available to a shareholder if, among other things, the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., held by more than 2,000 shareholders of record, or if the corporation will be the surviving corporation in a merger that does not require the approval of the surviving corporation's shareholders. However, regardless of the foregoing, a dissenting shareholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:

o shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;

o shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by more than 2,000 shareholders of record after the merger or consolidation occurs; or

o cash instead of fractional shares of the surviving corporation or another corporation.


     Business Combinations with Interested Shareholders

     Provisions in both New York Law and Delaware Law may help to prevent or delay changes of corporate control. In particular, both New York Law and Delaware Law restrict or prohibit an interested shareholder from entering into certain types of business combinations unless the Board of Directors approves the transaction in advance. Under New York Law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an "interested shareholder," unless the Board of Directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired its shares. An "interested shareholder" under New York Law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock or is an affiliate or associate of a corporation who owned at least 20% of the outstanding stock within the preceding five years. "Business combinations" under New York Law include the following:

o mergers and consolidations between corporations or with an interested shareholder;

o sales, leases, mortgages, pledges, transfers or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation;

o issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation;

o liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder;

o reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and

o the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

     New York Law allows such a business combination to take place five or more years after the interested shareholder became an interested shareholder if the transaction is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met and in certain other circumstances.

     Section 203(a) of Delaware Law generally prohibits an interested shareholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested shareholder unless:

o before the shareholder became an interested shareholder, the Board of Directors approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder;

o after the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules; or

o on or after the time the interested shareholder became an interested shareholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested shareholder also ratified the business combination at a shareholders' meeting.


     An "interested shareholder" under Delaware Law is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock or is an affiliate or associate of the corporation who owned at least 15% of the outstanding stock within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

o    mergers or consolidations;

o sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation;

o any transactions resulting in the issuance or transfer by the corporation of stock in the corporation to the interested shareholder except in limited instances;

o    receipt by the interested  shareholder  of the benefit of loans,  advances,
     guarantees,   pledges  or  other   financial   benefits   provided  by  the
     corporation; and

o    any  other  transaction,   with  certain  exceptions,  that  increases  the
     proportionate share of the stock owned by the interested shareholder.


     Delaware Law permits a corporation to elect not to be governed by the provisions of Section 203. The Board of Directors has determined that it would not be in the best interests of Health Card to make such an election and, accordingly, the Delaware Certificate does not include an election by Health Card not to be governed by the Section 203 provisions.

     Proxies

     Under New York Law, a proxy cannot be voted or acted upon after 11 months from its date unless the proxy provides for a longer period. Under Delaware Law a proxy cannot be voted or acted upon after three years from its date unless the proxy provides for a longer period.

     Number of Directors; Filling Vacancies

     The New York By-laws provide that the number of directors constituting the Board of Directors may be fixed from time to time by resolution of the Board of Directors. Health Card currently has six members on its Board of Directors. The Delaware Certificate and By-laws provide that any vacancy on the Health Card Delaware Board of Directors that results from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the remaining directors then in office, and that any director elected by the Board to fill such vacancy shall hold office until the next election of the class for which the director was chosen, his successor is elected and qualified, or his resignation, removal or death. In addition, the Delaware By-laws provide that the number of directors constituting the Board of Directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Board of Directors, provided that such number shall be no less than one.

     Recommendation of Board of Directors

     The Board of Directors of Health Card believes that approving the reincorporation of the Company from New York to Delaware is in the best interest of Health Card and its shareholders. The affirmative vote of the holders of a majority of the votes of the issued and outstanding Common Shares of Health Card is required for approval of this proposal. The Board recommends a vote FOR approval of the reincorporation of the Company in Delaware.

PROPOSAL NO. 3--Approval of Amendment to 1999 Stock Option Plan

     On May 10, 1999, Health Card's shareholders approved the adoption of the 1999 Stock Option Plan (the "Plan") reserving 1,650,000 shares for issuance under the Plan. As of June 30, 2001 there were 1,243,284 shares issuable pursuant to options granted under the Plan. The Board of Directors of Health Card has determined that in light of the number of shares outstanding under the Plan, it is in the best interests of the Company and its shareholders, and is in keeping with the purposes of the Plan, to increase the number of shares reserved for issuance under the Plan from 1,650,000 to 2,850,000.

     Purpose

     The purpose of the Plan is to advance the interests of Health Card by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors, upon whose judgment, initiative and effort Health Card is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in Health Card by ownership of its stock.

     Administration

     The Plan provides for its administration by the Board or by a committee thereof (the "Committee"). The Board or the Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee Directors, consultants and advisors the individuals or entities to whom options will be granted, and to determine the times at which and the exercise price for which options will be granted. The Board or the Committee is authorized to interpret the Plan and the interpretation and construction by the Board or the Committee of any provision of the Plan or of any option granted thereunder shall be final and conclusive. The receipt of options by Directors or any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

     Nature of Options

     The Board or Committee may grant under the Plan options that are intended to either qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options"), or not so qualify ("Nonstatutory Stock Options"). The Federal income tax consequences relating to the grant and exercise of Incentive Stock Options and Nonstatutory Stock Options are described below under "Federal Income Tax Consequences."

     Eligibility

     Subject to certain limitations as set forth in the Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of Incentive Stock Options, are employees of either Health Card or any subsidiary corporation of Health Card or, in the case of Nonstatutory Stock Options, are employees or non-employee Directors of, or certain consultants or advisors to, either Health Card or any subsidiary corporation of Health Card.

     Option Price

     The option price of the shares subject to an Incentive Stock Option may not be less than the fair market value (as such term is defined in the Plan) of the shares of common stock on the date upon which such option is granted. In addition, in the case of a recipient of an Incentive Stock Option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of Health Card or of a subsidiary corporation of Health Card (a "10% Stockholder"), the purchase price of the shares must be at least 110% of the fair market value of the Health Card common stock on the date upon which such option is granted.

     Each Incentive Stock Option under the Plan must be granted prior to February 9, 2009, which is within ten (10) years from the date the Plan was adopted by the Board of Directors of Health Card.

     The option price of shares subject to a Nonstatutory Stock Option will be determined by the Board of Directors or the Committee at the time of grant and need not be at least the market price for Health Card's common stock.

     Exercise of Options

     An option granted under the Plan shall be exercised by the delivery by the holder thereof to Health Card at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares which shall be made by the holder's delivery of
(i) his check payable to the order of Health Card in such amount, (ii) previously acquired shares of common stock, the fair market value of which shall be determined as of the date of exercise, (iii) if provided in the Stock Option Agreement, his check payable to the order of Health Card in an amount at least equal to the par value of the Common Stock being acquired, together with a promissory note made payable to the order of Health Card in an amount equal to the balance of the exercise price or (iv) if provided in the Stock Option Agreement, any combination of (i), (ii) or (iii).

     Duration of Options

     No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such option shall not be exercisable after the expiration of five years from the date of its grant.

     Nonstatutory Stock Options granted under the Plan may be of such duration as shall be determined by the Board or the Committee.

     Reload Feature

     The Board or the Committee may grant options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of common stock. The stock option agreement for options containing the reload feature shall provide that the option holder shall receive, contemporaneously with the payment of the option price in common stock, a reload stock option to purchase that number of shares of common stock equal to the sum of (i) the number of shares of common stock used to exercise the option, and (ii) with respect to Nonstatutory Stock Options, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Options. Subject to certain limitations, the exercise price of the reload options shall be equal to the fair market value of the common stock on the date of grant of the reload option. The term of the reload option shall be equal to the remaining term of the option which gave rise to the reload option. Subject to the foregoing, the terms of the Plan applicable to the option shall be equally applicable to the reload option.

     Stock Appreciation Rights

     Stock Appreciation Rights may be granted in conjunction with all or part of any stock option granted under the Plan or independent of a stock option grant. Stock Appreciation Rights shall be subject to the provisions of the Plan and such other terms and conditions as shall be determined by the Board or the Committee. Upon the exercise of a Stock Appreciation Right, a holder shall be entitled to receive an amount in cash, shares of common stock, or a combination thereof, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the option exercise price per share of common stock.

     Transferability

     Incentive Stock Options granted under the Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

     Death, Disability or Termination of Employment

     Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee Director, consultant or advisor shall be terminated for cause or voluntarily, the options held by such persons or entities shall expire immediately. If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non-employee Director, consultant or advisor or for cause, then, subject to the terms of the stock option agreement, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by Health Card or at the normal retirement date prescribed from time to time by Health Card shall be deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

     Subject to the terms of the stock option agreement, if an option holder under the Plan (i) dies while employed by Health Card or a parent or subsidiary corporation of Health Card or while serving as a non-employee Director of, or consultant or advisor to, Health Card or a subsidiary corporation of Health Card, or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised by the estate of the employee, non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such option by bequest or inheritance from the deceased option holder, at any time within one year after his death. Unless otherwise provided in the stock option agreement, if the holder of an option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director of, or consultant or advisor to, Health Card or a subsidiary corporation of Health Card, then such option may be exercised at any time within one year after the cessation of employment or services due to the disability.

     Amendment and Termination

     The Plan (but not options previously granted thereunder) shall terminate on February 9, 2009, ten years from the date that it was adopted by the Board. Subject to certain limitations, the Plan may be amended or modified from time to time, or terminated at an earlier date by the Board, if stockholder approval is obtained.

     Federal Income Tax Consequences

     Nonstatutory Stock Options

     Under the Code and the Treasury Department Regulations (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to Health Card's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to him nor a deduction to Health Card. Instead, the optionee will recognize compensation income at the time he exercises the Nonstatutory Stock Option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to Health Card in the year of exercise in the same amount as is includable in the optionee's income.

     For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a Nonstatutory Stock Option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less. No part of any such gain will be an "item of tax preference" for purposes of the "alternative minimum tax."

     Incentive Stock Options

     Options granted under the Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

     Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or Health Card from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the Incentive Stock Option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the Incentive Stock Option, and at least one year after the transfer of the shares to him upon exercise of the Incentive Stock Option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

     Health Card generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding period requirements (a so-called disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case, Health Card will be allowed a corresponding deduction.

     For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee's alternative minimum taxable income. In addition, for purposes of such tax, the basis of such shares will include such excess.

     To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be Incentive Stock Options. In this regard, under existing Internal Revenue Service guidelines, Health Card may designate which shares issued upon exercise of such options are Incentive Stock Options and which shares are Nonstatutory Stock Options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an Incentive Stock Option and the balance of each share treated as granted pursuant to the exercise of a Nonstatutory Stock Option.

     Stock Appreciation Rights

     No taxable income is recognized upon the receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the right is exercised, equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. Health Card will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year of Health Card in which such ordinary income is recognized.

     Accordingly, the Board of Directors recommends that the shareholders approve the following resolution:

     RESOLVED, the total number of shares of the Company's common stock which may be issued under the Plan shall be increased to 2,850,000 shares and shall be subject to adjustment by the Board of Directors to reflect stock dividends, combinations, and subdivisions of the common stock, so that the second sentence of Section 3 of the Plan be amended to read in its entirety as follows:

     "The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate two million eight hundred fifty thousand (2,850,000) shares plus such number of shares of Common Stock issuable upon the exercise of Reload Options (as hereinafter defined) granted under the Plan, subject to adjustment in accordance with the provisions of Section 14 hereof."

     Recommendation of Board of Directors

     The Board of Directors of Health Card believes that approving an amendment to Health Card's 1999 Stock Option Plan is in the best interest of Health Card and its shareholders. The affirmative vote of the holders of a majority of the votes of the issued and outstanding Common Shares of Health Card is required for approval of this proposal. The Board recommends a vote FOR approval of the amendment to the 1999 Stock Option Plan.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     On June 15, 2001, we dismissed our prior independent auditors, BDO Seidman LLP ("Seidman"). As of June 15, 2001 we engaged Goldstein Golub Kessler LLP as our new independent public accountants, to serve for the year ending June 30, 2001. Seidman's report on our financial statements for either of the years ended June 30, 2000 or 1999 did not contain an adverse opinion or disclaimer of opinion, nor were either of those reports modified as to uncertainty, audit scope or accounting principles. Our decision to change our auditors was recommended by our Audit Committee and approved by our Board of Directors. During the Company's two most recent fiscal years and the subsequent interim period preceding such dismissal, there were no disagreements between Health Card and Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Seidman, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to us within the last two fiscal years and the subsequent interim period. During the fiscal year ended June 30, 2000 and the subsequent interim period, we did not consult GGK regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K. We requested that Seidman furnish a letter addressed to the Securities and Exchange Commission stating that it agreed with the above statements relating to Seidman with respect to our fiscal year ended June 30, 2001 and the subsequent interim period. A copy of this letter was filed as Exhibit 16, as part of our current report on Form 8-K, dated June 22, 2001. A representative of Seidman is not expected to be present at the annual meeting.

     A representative of GGK is expected to be present at the meeting, will have the opportunity to make a statement, if such representative so desires, and the representative will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the meeting pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Exchange Act, must be received by the Secretary of Health Card at the principal executive offices of Health Card by August 15, 2002 for inclusion in Health Card's Proxy Statement and form of Proxy relating to such meeting. Health Card, however, may hold next year's annual meeting earlier in the year than this year's meeting. Accordingly, Health Card suggests that shareholder proposals intended to be presented at next year's annual meeting be submitted no more than 90 days and no less than 60 days before November 18, 2002, the earliest date upon which Health Card anticipates the proxy statement and form of proxy relating to such meeting will be released to shareholders.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of all Shareholders provides for the transaction of such other business as may properly come before the meeting, Health Card has no knowledge of any other matter to be presented at the meeting other than matters 1 through 5 in the Notice. However, the enclosed Proxy gives discretionary authority in the event any other matters should be presented.

                                      By Order of the Board of Directors of
                                      National Medical Health Card Systems, Inc.



                                      Gerald Shapiro
                                      Secretary

Port Washington, New York
December 27, 2001

                                EXHIBIT A

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
                             AUDIT COMMITTEE CHARTER

Membership

     The Audit Committee (the "Committee") of National Medical Health Card Systems, Inc. (the "Company") will be composed of not less than three members of the Board of Directors (the "Board"). They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters and their individual independence and objectivity.

     The Committee's membership will meet the requirements of the audit committee policy of the NASDAQ Stock Market. Accordingly, all of the Committee members will be directors independent of management and free from relationships that, in the opinion of the Board and in conjunction with the "independence" standards of the NASDAQ Stock Market, would interfere with the exercise of independent judgment as a Committee member. All Committee members must be financially literate, or must become financially literate within a reasonable period of time after appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management experience.

     No officers or employees of the Company or its subsidiaries will serve on the Committee. A former officer of the Company or any of its subsidiaries may serve on the committee (even though the former officer may be receiving pension or deferred compensation payments from the Company) if, in the opinion of the Board, the former officer will exercise independent judgment and will significantly assist the Committee to function. However, a majority of the Committee will be directors who were not formerly officers of the Company or any of its subsidiaries.

     When considering relationships that might affect independence, including possible affiliate status, the Board will give appropriate consideration, in addition to its Audit Committee policy, to guidelines issued by the NASDAQ Stock Market, which were provided to assist boards of directors in observing the spirit of the NASDAQ Stock Market policy.

     The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that financial management and the Board have established and all audit processes.

     The Committee shall meet at least four times a year, or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under the New York law which shall continue to set the legal standard for the conduct of the members of the Committee.

Actions of the Committee

     The Committee's activities will include, but not will be limited to, the following actions: o Oversight of the financial statements and relations with the independent auditors and:

     o Require that the Board engage the independent auditors to perform quarterly reviews of the Company's financial statements.

     o Instruct the independent auditors that the Board is the client in its capacity as the shareholders' representative.

     o Expect the independent auditors to meet with the Board at least annually so the Board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.

     o Expect financial management and the independent auditors to analyze significant financial reporting issues and practices on a timely basis.

     o Expect financial management and the independent auditors to discuss with the Committee:

     - Qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable.

     - Aggressiveness or conservatism of accounting principles and financial estimates.

     o Expect the independent auditors to provide the Committee with:

     - Independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear.

     - Views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used by other similarly situated companies.

     - Reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

     - Reasons for accepting or questioning significant estimates made by management.

     - Views on how selected accounting principles and disclosure practices affect shareholder and public attitude about the Company.

     o Actions taken on the Board's behalf that require Board notification, but not Board approval:

     o Consider, through consultation with the independent auditor and financial management, the audit scope and plan of the independent auditor and the internal auditors.

     o Review and approve the scope of the independent auditor's audit of the Company.

     o Review and approve the scope of the internal auditor's audit of the Company.

     o Review and approve the scope of the Company's annual profit and pension trust audits, to the extent the Company has established profit and pension trusts.

     o Answer questions raised by shareholders during an annual shareholder's meeting on matters relating to the Committee's activities if asked to do so by the Chairman of the Board.

     o Ask the Chief Executive Officer of the Company to have the internal audit staff study a particular area of interest or concern to the Committee.

     o Matters requiring the Committee's review and study before making a recommendation for the Board action:

     o Appointment of the independent auditors.

     o Implementation of major accounting policy changes.

     o Securities and Exchange Commission ("SEC") registration statements to be signed by the Board.

     o Interim financial statements and year end financial statements, and the accompanying auditor's reports, prior to the filing of the Company's Quarterly Reports on Form 10-Q and Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K) as applicable.

     o Matters requiring the Committee's review and study before providing summary information to the Board:

     o Annual review and reassessment of the Committee charter.

     o Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board, the SEC, and the American Institute of Certified Public Accountings, or by comparable bodies outside the U.S.

     o The independent auditors' assessment of the strengths and weaknesses of the Company's financial staff, systems, controls and other factors that might be relevant to the integrity of the financial statements.

     o Quarterly financial statement review before publication.

     o The performance of management and operating personnel under any code of ethics which may be established by the Company.

     o Gaps and exposures in insurance programs.

     o Reports about the Company or its subsidiaries submitted by agencies of governments in countries in which the Company or its subsidiaries operate.

     o Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of the NASDAQ Stock Market.

                                  EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER

     This Agreement and Plan of Merger ("Merger Agreement"), is entered into as of ___________ 2001, by and between National Medical Health Card Systems, Inc., a New York corporation ("Health Card"), and National Medical Health Card Systems, Inc., a Delaware corporation and wholly owned subsidiary of Health Card ("Health Card Delaware").

                              W I T N E S S E T H :

     WHEREAS, Health Card is a corporation, duly organized and existing under the laws of the State of New York having at the date hereof authorized capital stock of 25,000,000 shares of common stock, par value $.001 per share ("New York Common Stock"), and 10,000,000 shares of preferred stock, par value $.10 per share ("New York Preferred Stock") of which _____ shares of New York Common Stock and no shares of New York Preferred Stock are issued and outstanding; and

     WHEREAS, Health Card Delaware is a corporation duly organized and existing under the laws of the State of Delaware having at the date hereof authorized capital stock of 25,000,000 shares of common stock, par value $.001 per share ("Delaware Common Stock"), and 10,000,000 shares of preferred stock, par value $.10 per share ("Delaware Preferred Stock"), of which 1,000 shares of Delaware Common Stock are issued and outstanding and held by Health Card and no shares of Delaware Preferred Stock are issued and outstanding; and

     WHEREAS, Health Card desires to reincorporate into the State of Delaware by merging with and into Health Card Delaware with Health Card Delaware continuing as the surviving corporation in such merger, upon the terms and subject to the conditions herein set forth and in accordance with the laws of the State of Delaware and of New York.

     NOW, THEREFORE, in consideration of the premises and mutual agreements, provisions and covenants contained herein, and subject to the terms and conditions hereof, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                                   The Merger

     Section 1.1. Merger of Health Card into Health Card Delaware. At the Effective Time (as defined in Section 2.1 hereof), Health Card shall merge with and into Health Card Delaware in accordance with the New York Business Corporation Law (the "NYBCL") and the General Corporation Law of the State of Delaware (the "DGCL"). The separate existence of Health Card shall thereupon cease and Health Card Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of Health Card and Health Card Delaware (together sometimes referred to as the "Constituent Corporations"); and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations, on whatever account, as well as for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they had been of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the DGCL; but all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thereafter attach to the Surviving Corporation and may be enforced against it to the same extent as if those debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Health Card, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as acts, plans, policies, agreements, arrangements, approvals and authorizations of Health Card Delaware and shall be as effective and binding thereon as the same were with respect to Health Card. The employees and agents of Health Card shall become the employees and agents of Health Card Delaware and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of Health Card. The requirements of any plans or agreements of Health Card involving the issuance or purchase by Health Card of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of Health Card Delaware. The subsidiaries of Health Card shall become the subsidiaries of Health Card Delaware.

                                   ARTICLE II

                        Effective Time; Effect of Merger

     Section 2.1. Effective Time. The Merger shall become effective upon the date the Certificate of Merger is filed by the Surviving Corporation with the Department of State of the State of New York pursuant to Section 907(e)(2) of the NYBCL, or the date a Certificate of Ownership and Merger is filed by the Surviving Corporation with the Secretary of State of the State of Delaware pursuant to Section 253 of the DGCL, whichever filing occurs last (the "Effective Time").

     Section 2.2. Effects of the Merger. At the Effective Time, the Merger shall have the effects specified in the NYBCL, the DGCL and this Merger Agreement.

     Section 2.3. Certificate of Incorporation and Bylaws. At the Effective Time, the Certificate of Incorporation and Bylaws of Health Card Delaware as in effect immediately prior to the Effective Time shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

     Section 2.4. Directors and Officers. At the Effective Time, the directors and officers of Health Card in office at the Effective Time shall retain their positions as the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and shall qualify, or until his or her earlier death, disability or removal.

                                  ARTICLE III

                        Conversion and Exchange of Stock

     Section 3.1. Conversion.

     (a) Shares. At the Effective Time, each share of New York Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Common Stock, and each share of New York Preferred Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one share of Delaware Preferred Stock.

     (b) Options, Rights and Warrants. At the Effective Time, options, rights and warrants to acquire shares of New York Common Stock outstanding immediately prior to the Effective Time shall be automatically converted into options, rights and warrants to acquire an equal number of shares of Delaware Common Stock at the same price and upon the same terms and subject to the same conditions as in effect at the Effective Time. The same number of shares of Delaware Common Stock shall be reserved for purposes of exercise of options under any stock option or similar plans as is equal to the shares of New York Common Stock so reserved as of the Effective Time. Health Card Delaware hereby assumes the outstanding and unexercised portion of such options, rights and warrants and the obligations of Health Card to issue shares upon exercise thereof.

     (c) Cancellation. At the Effective Time, each share of Delaware Common Stock issued and outstanding immediately prior to the Effective Time of the Merger and held by Health Card shall be surrendered without any consideration being issued or paid therefor. Such shares of Delaware Common Stock shall be returned to the status of authorized but unissued Delaware Common Stock.

     Section 3.2. Exchange of Certificates. At any time on or after the Effective Time of the Merger, the holders of New York Common Stock or New York Preferred Stock will be entitled, upon surrender of such certificates to the Surviving Corporation, to receive in exchange therefor one or more new stock certificates evidencing ownership of the same number of shares of Delaware Common Stock or New York Preferred Stock, respectively. If any certificate representing shares of Delaware Common Stock or New York Preferred Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate or other writing so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Surviving Corporation or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate representing shares of Delaware Common Stock or Delaware Preferred Stock in any name other than that of the registered holder of the certificate surrendered, or otherwise required, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not payable.

                                   ARTICLE IV

               Conditions Precedent to Consummation of the Merger

     Section 4.1. Conditions. Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

     (a) Approval. This Merger Agreement and the Merger shall have been adopted and approved by Health Card in the manner provided in Section 905 of the NYBCL and by Health Card Delaware in the manner provided in Section 253 of the DGCL; and

     (b) Third Party Consents. The parties shall have received all required consents to and approvals of the Merger.

                                   ARTICLE V

                                  Miscellaneous

     Section 5.1. Amendment. This Merger Agreement may be amended, modified or supplemented, in whole or in part, at any time prior to the Effective Time with the mutual consent of the Board of Directors of Health Card and the Board of Directors of Health Card Delaware to the full extent permitted under applicable law.

     Section 5.2. Abandonment; Postponement. At any time prior to the Effective Time this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of Health Card or Health Card Delaware or both, or the consummation of the Merger may be postponed for a reasonable period of time, without any action of the stockholders of Health Card or Health Card Delaware, notwithstanding the approval of this Merger Agreement by the stockholders or Boards of Directors of either Health Card or Health Card Delaware.

     Section 5.3. Further Assurances. If at any time after the Effective Time of the Merger, the Surviving Corporation shall consider that any assignments, transfers, deeds or other assurances in law are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to any property or rights of Health Card, Health Card and its directors and officers at the Effective Time shall execute and deliver such documents and do all things necessary and proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation, and the officers and directors of the Surviving Corporation are fully authorized in the name of Health Card or otherwise to take any and all such action.

     Section 5.4. Counterparts. This Merger Agreement may be executed in any number of counterparts, all of which shall be considered to be an original instrument.

     Section 5.5. Governing Law. This Merger Agreement shall be construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the parties to this Merger Agreement have executed this Merger Agreement on and as of the day first written above.


                                     National Medical Health Card Systems, Inc., a New York corporation





                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                     National Medical Health Card Systems, Inc., a Delaware corporation





                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:

                                  EXHIBIT C

                          CERTIFICATE OF INCORPORATION

                                       OF

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.


           (Under Section 102 of the Delaware General Corporation Law)

     The undersigned, for the purpose of forming a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware (the "GCL"), does hereby certified as follows:

     FIRST: The name of the corporation is NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. (the "Corporation").

     SECOND: The address of the Corporation's registered office in the State of Delaware is United Corporate Services, Inc., 15 East North Street, Dover, DE 19901. The name of the Corporation's registered agent at such address is United Corporate Services.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the GCL.

     FOURTH: The name and mailing address of the sole incorporator is: Steven I.Suzzan c/o Fulbright & Jaworski L.L.P. 666 Fifth Ave. New York, NY 10103

     FIFTH: Section 1. Classes and Number of Shares. The total number of shares of all classes of stock which the Corporation has authority to issue is thirty five million (35,000,000) shares, consisting of twenty five million (25,000,000) shares of Common Stock, par value $0.001 per share (the "Common Stock"), and ten million (10,000,000) shares of Preferred Stock, par value $0.10 per share (the "Preferred Stock").

     Section 2. Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences and relative, participating, optional and other rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the provisions of subparagraph (d) of Section 4 of this Article Fifth, the Board of Directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any, of such series, including, but without limiting the generality of the foregoing, the following:

(a) the distinctive designation of, and the number of shares of Preferred Stock which shall constitute the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

(b) the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation, or on any series of Preferred Stock or of any other class or classes of stock of this Corporation, and whether such dividends shall be cumulative or noncumulative;

(c) the right, if any, of the holders of shares of the series to convert the same into, or exchange the same for, shares of any other class or classes of stock of this Corporation, or of any series of Preferred Stock or of any other class or classes of stock of this Corporation, and the terms and conditions of such conversion or exchange;

(d) whether shares of the series shall be subject to redemption, and the redemption price or prices including, without limitation, a redemption price or prices payable in shares of the Common Stock and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

(e) the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of this Corporation;

(f) the terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

(g) the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (a) the right to more or less than one vote per share on any or all matters voted upon by the stockholders and (b) the right to vote, as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right voting as a series by itself or together with all series of Preferred Stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one more series of Preferred Stock or under such other circumstances and upon such conditions as the Board may determine.

     Section 3.  Common Stock.

(a) After the requirements with respect to preferential dividends on Preferred Stock (fixed in accordance with the provisions of Section 2 of this Article Fifth), if any, shall have been met and after this Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of Section 2 of this Article Fifth) and subject further to any other conditions which may be fixed in accordance with the provisions of Section 2 of this Article Fifth, then but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

(b) After distribution in full of the preferential amount (fixed in accordance with the provisions of Section 2 of this Article Fifth), if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of this Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of this Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by each.

(c) Except as may otherwise be required by law, this Certificate of Incorporation or the provisions of the resolution or resolutions as may be adopted by the Board of Directors pursuant to Section 3 of this Article Fifth, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder on each matter voted upon by the stockholders.

     Section 4.  Other Provisions.

(a) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Section 2 of this Article Fifth, and the consent by class or series vote or otherwise, of the holders of the Preferred Stock of such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preference and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

(b) Subject to the provisions of subparagraph (a) of this section, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

(c) Shares of the Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

(d) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the Corporation of any class or series, or carrying any right to purchase stock of any class or series, but any such unissued stock, additional authorized issue of shares of any class or series of stock or securities convertible into or exchangeable for stock or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, whether such holders or others, and upon such terms as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

     SIXTH: Meetings of the stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     SEVENTH: In the furtherance and not in limitation of objects, purposes and powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation. Notwithstanding anything in this Certificate of Incorporation to the contrary, Bylaws Sections 2.04, 3.02, 3.03, and Article XII may not be repealed or amended in any respect, and no provision inconsistent therewith may be adopted by the stockholders unless such action is approved by either (a) a majority of the Continuing Directors ( in addition to the vote otherwise required by the GCL) or (b) the affirmative vote of the holders of (i) eighty percent (80%) of the outstanding Voting Shares voting as a single class and (ii) if an Interested Stockholder, either directly or indirectly, through agreement or any other arrangement, proposes such amendment, sixty-six and two-thirds percent (66%) of the outstanding Voting Shares which are not beneficially owned, directly or indirectly, by such Interested Stockholder, voting as a single class.

     EIGHTH:  Subject  to the rights of the  holders of any series of  Preferred
Stock:

(a) any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders, and

(b) special meetings of stockholders of the Company may be called only by (i) the Chairman of the Board, (ii) the President of the Corporation or (iii) within 10 calendar days after receipt of the written request of a majority of the total number of Directors which the Corporation would have if there were no vacancies, by the Secretary of the Corporation.

     At any annual or special meeting of stockholders of the Corporation, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the Bylaws of the Corporation. Notwithstanding anything in this Certificate of Incorporation to the contrary, the provisions set forth in this Article Eighth may not be repealed or amended in any respect, unless such action is approved by either (a) a majority of the Continuing Directors (in addition to the vote otherwise required by the GCL) or (b) the affirmative vote of the holders of (i) eighty percent (80%) of the Voting Shares voting as a single class, and (ii) if an Interested Stockholder, either directly or indirectly, through agreement or any or arrangement, proposes such amendment, sixty-six and two-thirds percent (66 2/3%) of the Voting Shares which are not beneficially owned, directly or indirectly, by such Interested Stockholder, voting as a single class.

     NINTH:

(a) Classification of Board of Directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall serve until the 2002 Annual Meeting of Stockholders, Class II directors shall serve until the 2003 Annual Meeting of Stockholders and Class III directors shall serve until the 2004 Annual Meeting of Stockholders. At each annual meeting of stockholders beginning in 2002, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of the class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and qualified. Any vacancy on the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors of the Board of Directors, may be filled by a majority of the Board of Directors then in office, although less than a quorum, or a sole remaining director and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, such directors so elected shall not be divided into classes pursuant to this Article Ninth, Section (a), and the number of such directors shall not be counted in determining the maximum number of directors permitted under the foregoing provision of this Article Ninth, Section (a), in each case unless expressly provided by such terms.

(b) Amendment or Repeal. Notwithstanding anything in this Certificate of Incorporation to the contrary, the provisions set forth in this Article Ninth may not be repealed or amended in any respect, unless such action is approved by either (a) a majority of the Continuing Directors (in addition to the vote otherwise required by the GCL) or (b) the affirmative vote of the holders of (i) eighty percent (80%) of the Voting Shares voting as a single class, and (ii) if an Interested Stockholder, either directly or indirectly, through agreement or any other arrangement, proposes such amendment, sixty-six and two-thirds percent (66%) of the Voting Shares which are not beneficially owned, directly or indirectly, by such Interested Stockholder, voting as a single class.

(c) Removal of Directors. Notwithstanding anything in this Certificate of Incorporation to the contrary, the Corporation's Certificate of Incorporation may not be amended to provide for removal of directors without cause as permitted by the GCL, unless such action is approved by either (a) a majority of the Continuing Directors (in addition to the vote otherwise required by the GCL) or (b) the affirmative vote of the holders of (i) eighty percent (80%) of the Voting Shares voting as a single class, and (ii) if an Interested Stockholder, either directly or indirectly, through agreement or any other arrangement, proposes such amendment, sixty-six and two-thirds percent (66%) of the Voting Shares which are not beneficially owned, directly or indirectly, by such Interested Stockholder, voting as a single class; provided, however, whenever the holders of any class or series of the Corporation's outstanding securities are entitled to elect one or more directors by this Certificate of Incorporation, this subsection shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding Voting Shares as a whole.

(d) Definitions. A majority of the Continuing Directors shall have the power and duty to determine for purposes of Article Seventh through Article Ninth, on the basis of information known to them, the applicability of certain defined terms used in Article Seventh through Article Ninth, in addition to such other matters with respect to which a determination is required under Article Seventh through Article Ninth. Any such determination shall be conclusive and binding for all purposes of Article Seventh through Article Ninth.

          For purposes of Article Seventh through Article Ninth, the following definitions shall apply:

          "Affiliate"  and  "Associate"  shall  have  the  respective   meanings
     ascribed to them in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          A person shall be a "beneficial owner" of any Voting Shares:

          (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

          (ii) which such person or any of its Affiliates or Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (2) the right to vote or to direct the voting thereof pursuant to any agreement, arrangement or understanding; or

          (iii)which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Voting Shares.

          A "Continuing Director" is any member of the Corporation's Board of Directors who is unaffiliated with, and not a nominee of, an Interested Stockholder, and any successor of a Continuing Director who is unaffiliated with, and not a nominee of, an Interested Stockholder and is approved to succeed a Continuing Director by a majority of Continuing Directors then on the Board of Directors.

          "Interested Stockholder" shall mean any Person (other than (i) the Corporation, (ii) any Subsidiary (or any successor in interest to any Subsidiary) of the Corporation, (iii) any member of the group of stockholders (or any successor in interest to such group), (iv) any employee benefit plan of the Corporation or any Subsidiary of the Corporation or any entity holding shares of Common Stock for or pursuant to the terms of any such plan or (v) any person who acquires more than 10% of the outstanding Voting Shares with the prior approval of a majority of the Continuing Directors), who or which:

          (i) is the beneficial owner, directly or indirectly, of more than 10% of the combined voting power of the then outstanding Voting Shares; or

          (ii) is an assignee of or has otherwise succeeded to the beneficial ownership of any Voting Shares which were at any time within the three-year period immediately prior to the date in question beneficially owned by an Interested Stockholder.

          For the purposes of determining whether a person is an Interested Stockholder, the number of Voting Shares deemed to be outstanding shall include shares deemed owned through application of the definition of beneficial ownership provided above but shall not include any Voting Shares beneficially owned by any person other than the Interested Stockholder which may be issuable pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise.

          "Person" shall mean any individual, firm, trust, partnership, association, corporation, unincorporated organization or other entity (other than the Corporation, any Subsidiary of the Corporation for itself or a trustee holding stock for the benefit of the employees of the Corporation or its Subsidiaries, or any one of them, pursuant to one or more employee benefit plans or arrangements), as well as two or more persons acting as a partnership, limited partnership, syndicate, association or other group for the purpose of acquiring, holding or disposing of shares of stock.

          "Subsidiary" shall mean any corporation, limited liability company, partnership or other entity of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Exchange Act), is owned, directly or indirectly, by the Corporation; provided, however, that for purposes of the definition of Interested Stockholder set forth above, the term "Subsidiary" shall mean only a corporation, limited liability company, partnership or other entity of which a majority of each class of equity security is beneficially owned, directly or indirectly, by the Corporation.

          "Voting Shares" shall mean shares of all classes and series of the Corporation entitled to vote generally in the election of the Corporation's directors.

     TENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

     ELEVENTH: A director of the Corporation shall have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, this Article Eleventh shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended GCL. Any repeal or modification of this Article Eleventh by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     TWELFTH: The Corporation shall have the power to provide indemnification to the fullest extent permitted by Section 145 of the GCL.

     THIRTEENTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.



     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation this _________th day of January, 2002.



                                         By:
                                            ------------------------------------
                                            Name:

                                   EXHIBIT D

                                     BYLAWS

                                       OF

                          HEALTH CARD SUBSIDIARY, INC.



                                    ARTICLE I

                                     OFFICES

     SECTION 1.01 Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Dover, County of Kent, and the name of its registered agent shall be United Corporate Services, Inc.

     SECTION 1.02 Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 2.01 Place of Meeting. All meetings of stockholders for the election of directors shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

     SECTION 2.02 Annual Meeting. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

     SECTION 2.03 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 2.04 Special Meeting. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the
Certificate of Incorporation, may be called by the Chairman of the Board of Directors or by the President of the corporation or by the Board of Directors or by written order of a majority of the directors. Such request or order shall state the purposes of the proposed meeting. The Chairman of the Board of Directors or the President of the corporation or directors so calling any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

     SECTION 2.05 Notice of Meeting. Written notice of the annual, and each special meeting of stockholders, stating the time, place, and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than 10 nor more than 60 days before the meeting.

     SECTION 2.06 Quorum. The holders of a majority of the shares of the corporation's capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding the other provisions of the Certificate of Incorporation or these bylaws, the holders of a majority of the shares of the corporation's capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

     SECTION 2.07 Voting. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the shares of the corporation's capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder, bearing a date not more than three years prior to voting, unless such instrument provides for a longer period, and filed with the Secretary of the corporation before, or at the time of, the meeting. If such instrument shall designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

     SECTION 2.08 Voting of Stock of Certain Holders. Shares of the corporation's capital stock standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or in the absence of such provision, as the Board of Directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

     SECTION 2.09 Treasury Stock. The corporation shall not vote, directly or indirectly, shares of its own capital stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares of the corporation's capital stock.

     SECTION 2.10 Fixing Record Date. The Board of Directors may fix in advance a date, which shall not be more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, nor more than 60 days preceding the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

                                  ARTICLE III

                               BOARD OF DIRECTORS

     SECTION 3.01 Powers. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

     SECTION 3.02 Number, Election and Term. The number of directors that shall constitute the whole Board of Directors shall be not less than one. Such number of directors shall from time to time be fixed and determined by the directors and shall be set forth in the notice of any meeting of stockholders held for the purpose of electing directors. The Board of Directors will be divided into three classes which will serve staggered three year terms as set forth in Article NINTH of the Certificate of Incorporation. The directors shall be elected at the annual meeting of stockholders in the manner provided in Article NINTH of the Certificate of Incorporation, except as provided in Section 3.03 hereof, and each director elected shall hold office until his successor shall be elected and shall qualify. Directors need not be residents of Delaware or stockholders of the corporation.

     SECTION 3.03 Vacancies, Additional Directors, and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may, subject to the provisions of Article NINTH of the Certificate of Incorporation, choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the next election of the class for which such director has been chosen and until his successor shall be duly elected and shall qualify, unless sooner displaced. Directors may only be removed in accordance with Article NINTH of the Certificate of Incorporation.

     SECTION 3.04 Regular Meeting. A regular meeting of the Board of Directors shall be held each year, without other notice than this bylaw, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.

     SECTION 3.05 Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board of Directors or by the President of the corporation and shall be called by the Secretary on the written request of any two directors. The Chairman or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

     SECTION 3.06 Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director in a manner reasonably calculated to reach such director at least 48 hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

     SECTION 3.07 Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 3.08 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

     SECTION 3.09 Compensation. Directors, as such, shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these bylaws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV

                             COMMITTEE OF DIRECTORS

     SECTION 4.01 Designation, Powers and Name. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, including, if they shall so determine, an Executive Committee, each such committee to consist of one or more of the directors of the corporation. The committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the corporation as may be provided in such resolution. The committee may authorize the seal of the corporation to be affixed to all papers that may require it. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

     SECTION 4.02 Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

     SECTION 4.03 Compensation. Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board of Directors shall so determine.

                                   ARTICLE V

                                     NOTICE

     SECTION 5.01 Methods of Giving Notice. Whenever under the provisions of applicable statutes, the Certificate of Incorporation or these bylaws, notice is required to be given to any director, member of any committee, or stockholder, such notice shall be in writing and delivered personally or mailed to such director, member, or stockholder; provided that in the case of a director or a member of any committee such notice may be given by telephone, facsimile or telegram. If mailed, notice to a director, member of a committee, or stockholder shall be deemed to be given when deposited in the United States mail first class in a sealed envelope, with postage thereon prepaid, addressed, in the case of a stockholder, to the stockholder at the stockholder's address as it appears on the records of the corporation or, in the case of a director or a member of a committee, to such person at his business address. If sent by telegraph, notice to a director or member of a committee shall be deemed to be given when the telegram, so addressed, is delivered to the telegraph company. If sent by facsimile, notice to director or member of a committee shall be deemed given when sender receives confirmation of receipt of the facsimile by the other party.

     SECTION 5.02 Written Waiver. Whenever any notice is required to be given under the provisions of an applicable statute, the Certificate of Incorporation, or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI

                                    OFFICERS

     SECTION 6.01 Officers. The officers of the corporation shall be a Chairman of the Board of Directors and a Vice Chairman of the Board of Directors (if such offices are created by the Board of Directors), a Chief Executive Officer, a President, and one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and a Treasurer. The Board of Directors may appoint such other officers and agents, including Chief Financial Officer, Chief Operating Officer, Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers, in each case as the Board of Directors shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board of Directors. Any two or more offices may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these bylaws or by any act of the corporation to be executed, acknowledged, verified, or countersigned by two or more officers. The Chairman and Vice Chairman of the Board of Directors shall be elected from among the directors. With the foregoing exceptions, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

     SECTION 6.02 Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman and the Vice Chairman.

     SECTION 6.03 Removal and Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 6.04 Vacancies. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

     SECTION 6.05 Salaries. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

     SECTION 6.06 Chairman of the Board. The Chairman of the Board of Directors (if such office is created by the Board of Directors) shall preside at all meetings of the Board of Directors or of the stockholders of the corporation. The Chairman shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

     SECTION 6.07 Vice Chairman of the Board. The Vice Chairman of the Board of Directors (if such office is created by the Board of Directors) shall, in the absence or disability of the Chairman of the Board of Directors, perform the duties and exercise the powers of the Chairman of the Board of Directors. The Vice Chairman shall perform such other duties as from time to time may be prescribed by the Board of Directors or the Executive Committee or assigned by the Chairman of the Board of Directors.

     SECTION 6.08 Chief Executive Officer. Should the Board of Directors create the independent position of Chief Executive Officer, the chief executive officer, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board of Directors or the Vice Chairman of the Board of Directors (if such offices are created by the Board of Directors), the Chief Executive Officer shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman or Vice Chairman of the Board of Directors if he is so designated by the Chairman, or in the Chairman's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The Chief Executive Officer shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of Chief Executive Officer and such other duties as may be prescribed by the stockholders, the Board of Directors, or the Executive Committee from time to time.

     SECTION 6.09 President. The President shall be the chief operating officer of the corporation, subject to the control of the Board of Directors, and shall have general and active management and control of the day-to-day business and affairs of the corporation and shall report directly to the Chief Executive Officer, if the Board of Directors creates such a position. The President shall perform such other duties as from time to time are assigned to him by the Chief Executive Officer, the Board of Directors or the Executive Committee.

     SECTION 6.10 Vice Presidents. In the absence of the Chief Executive Officer and/or the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board of Directors) shall perform the duties and exercise the powers of the Chief Executive Officer and/or the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the Chief Executive Officer, the President, the Board of Directors or the Executive Committee.

     SECTION 6.11 Secretary. The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the Chief Executive Officer, the President, or an Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Chief Executive Officer, the President, the Board of Directors or the Executive Committee.

     SECTION 6.12 Treasurer. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Section
7.03 of these bylaws; (c) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the Chief Executive Officer, the President or the Executive Committee, a statement of financial condition of the corporation in such detail as may be required; and (d) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Chief Executive Officer, the President, the Board of Directors or the Executive Committee.

     SECTION 6.13 Assistant Secretary and Treasurer. The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer, the President, the Board of Directors, or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries may sign, with the Chief Executive Officer, the President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

                                  ARTICLE VII

                         CONTRACTS, CHECKS AND DEPOSITS

     SECTION 7.01 Contracts. Subject to the provisions of Section 6.01, the Board of Directors may authorize any officer, officers, agent, or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

     SECTION 7.02 Checks. All checks, demands, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation, and in such manner, as shall be determined by the Board of Directors.

     SECTION 7.03 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                  ARTICLE VIII

                              CERTIFICATES OF STOCK

     SECTION 8.01 Issuance. Each stockholder of this corporation shall be entitled to a certificate or certificates showing the number of shares of capital stock registered in his name on the books of the corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the Chief Executive Officer, the President or a Vice President and by the Secretary or an Assistant Secretary. If any certificate is countersigned (1) by a transfer agent other than the corporation or any employee of the corporation, or (2) by a registrar other than the corporation or any employee of the corporation, any other signature on the certificate may be a facsimile. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences, and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock; provided that, except as otherwise provided by statute, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and with such indemnity, if any, to the corporation as the Board of Directors may prescribe. Certificates shall not be issued representing fractional shares of stock.

     SECTION 8.02 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require (1) the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require, (2) such owner to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed, or (3) both. SECTION 8.03 Transfers. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. Transfers of shares shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney and filed with the Secretary of the corporation or the Transfer Agent.

     SECTION 8.04 Registered Stockholders. The corporation shall be entitled to treat the holder of record of any share or shares of the corporation's capital stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                   ARTICLE IX

                                    DIVIDENDS

     SECTION 9.01 Declaration. Dividends with respect to the shares of the corporation's capital stock, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

     SECTION 9.02 Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X

                                 INDEMNIFICATION

     SECTION 10.01 Third Party Actions. The corporation shall indemnify any director or officer of the corporation, and may indemnify any other person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     SECTION 10.02 Actions by or in the Right of the Corporation. The corporation shall indemnify any director or officer and may indemnify any other person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.

     SECTION 10.03 Mandatory Indemnification. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 10.01 and 10.02, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     SECTION 10.04 Determination of Conduct.  Any indemnification  under Section
10.01 or 10.02 of this Article X (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 10.01 or 10.02 of this Article X. Such determination shall be made (a) by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (c) by the stockholders.

     SECTION 10.05 Payment of Expenses in Advance. Expenses incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article X.

     SECTION 10.06 Indemnity Not Exclusive. The indemnification and advancement of expenses provided or granted hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any other bylaw, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

     SECTION 10.07 Definitions. For purposes of this Article X:

     (a) "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued;

     (b) "other enterprises" shall include employee benefit plans;

     (c) "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan;

     (d) "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and

     (e) a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article X.

     SECTION 10.08 Continuation of Indemnity. The indemnification and advancement of expenses provided or granted hereunder shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01 Seal. The corporate seal, if one is authorized by the Board of Directors, shall have inscribed thereon the name of the corporation, and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

     SECTION 11.02 Books. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at the offices of the corporation, or at such other place or places as may be designated from time to time by the Board of Directors.

                                   ARTICLE XII

                                    AMENDMENT

     Except as provided in Article SEVENTH of the Certificate of Incorporation, these bylaws may be altered, amended, or repealed by a majority of the number of directors then constituting the Board of Directors at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting, or by the stockholders at any regular or special meeting.

                                 EXHIBIT E

                   National Medical Health Card Systems, Inc.
                             1999 Stock Option Plan
                        As Amended on September 24, 2001

     1. Purpose of the Plan. The National Medical Health Card Systems, Inc. 1999 Stock Option Plan (the "Plan") is intended to advance the interests of National Medical Health Card Systems, Inc. (the "Company") by inducing individuals and eligible entities (as hereinafter provided) of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options," which term as used herein includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined, to employees, non-employee Directors, consultants and advisors.

     2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors") or by a committee (the "Committee") consisting of at least one (1) person chosen by the Board of Directors. Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option granted under it shall be final and conclusive. The receipt of Options by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

     3. Shares Subject to the Plan. The stock subject to Options granted under the Plan shall be shares of the Company's common stock, par value $.001 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate two million eight hundred fifty thousand (2,850,000) shares plus such number of shares of Common Stock issuable upon the exercise of Reload Options (as hereinafter defined) granted under the Plan, subject to adjustment in accordance with the provisions of Section 14 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under the Plan.

     4. Participation. The class of individual or entity that shall be eligible to receive Options under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees (including officers) of either the Company or any subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof, all employees (including officers) and non-employee Directors of, or consultants and advisors to, either the Company or any subsidiary corporation of the Company; provided, however, that Nonstatutory Stock Options shall not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction. For purposes of the Plan, for an entity to be an eligible entity, it must be included in the definition of "employee" for purposes of a Form S-8 Registration Statement filed under the Securities Act of 1933, as amended (the "Act"). The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its subsidiary corporations to whom Options shall be granted, and the number of shares to be covered by each Option, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.

     5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, the option price per share thereof, and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

     6. Incentive Stock Options. The Board of Directors or the Committee may grant Options under the Plan, which are intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an "Incentive Stock Option"):

     (a) No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a subsidiary corporation of the Company.

     (b) Each Incentive Stock Option under the Plan must be granted prior to February 9, 2009, which is within ten (10) years from the date the Plan was adopted by the Board of Directors of the Company.

     (c) The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a "Principal Stockholder"), the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

     (d) No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to a Principal Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 12 hereof.

     (e) For purposes of determining stock ownership under this Section 6, the attribution rules of Section 424(d) of the Code shall apply.

     (f) For purposes of the Plan, fair market value shall be determined by the Board of Directors or the Committee. If the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market ("Nasdaq") or traded on the NASD OTC Electronic Bulletin Board (the "Bulletin Board") or the Over-the-Counter market, fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange or Nasdaq, or as reported by the Bulletin Bord or, with respect to the Over-the-Counter market, the National Quotation Bureau, Incorporated or other reporting bureau, on the day immediately preceding the day on which the Option is granted (or, if granted after the close of trading, on the day on which the Option is granted), or, if there is no selling or bid price on that day, the closing selling price, closing bid price or high bid price on the most recent day which precedes that day and for which such prices are available. If there is no selling or bid price for the thirty (30) day period preceding the date of grant of an Option hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee.

     7. Nonstatutory Stock Options. The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of
Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

     (a) A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to Section 4(b) hereof.

     (b) The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board of Directors or the Committee, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option.

     (c) A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 12 hereof).

     8. Reload Feature. The Board of Directors or the Committee may grant Options with a reload feature. A reload feature shall only apply when the option price is paid by delivery of Common Stock (as set forth in Section 13(b)(ii)). The Stock Option Agreement for the Options containing the reload feature shall provide that the Option holder shall receive, contemporaneously with the payment of the option price in shares of Common Stock, a reload stock option (the "Reload Option") to purchase that number of shares of Common Stock equal to the sum of (i) the number of shares of Common Stock used to exercise the Option, and
(ii) with respect to Nonstatutory Stock Options, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of Common Stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a Principal Stockholder, shall be one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant of the Reload Option and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to an individual or entity other than a Principal Stockholder or is a Nonstatutory Stock Option, shall be the fair market value of a share of Common Stock on the date of grant of the Reload Option; and (ii) the term of the Reload Option shall be equal to the remaining option term of the Option (including a Reload Option) which gave rise to the Reload Option. The Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option. In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reload feature shall have no application with respect to such exercise.

     9. Rights of Option Holders. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

     10. Alternate Stock Appreciation Rights.

     (a) Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Board of Directors or the Committee may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the optionee with respect to each share of Common Stock covered by an Option ("Related Option"), a related alternate stock appreciation right ("SAR"), permitting the optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option. An SAR granted with respect to an Incentive Stock Option must be granted together with the Related Option. An SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option.

     (b) Each SAR granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by an SAR Agreement which shall be executed by the Company and by the individual or entity to whom such SAR is granted. The SAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

     (c) An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR. To the extent that a holder of an SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised. Such notice shall be accompanied by the agreements evidencing the SAR and the Related Option. In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR Agreement and the Related Option Agreement the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

     (d) An optionee may exercise an SAR only when the market price on the exercise date of a share of Common Stock subject to the Related Option exceeds the exercise price per share of the Related Option (the "SAR Spread"). The amount of payment to which an optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the SAR Spread; provided, however, the Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company's obligation for withholding taxes with respect to such payment.

     (e) The amount payable by the Company to an optionee upon exercise of a SAR may, in the sole determination of the Company, be paid in shares of Common Stock, cash or a combination thereof, as set forth in the SAR Agreement. In the case of a payment in shares, the number of shares of Common Stock to be paid to an optionee upon such optionee's exercise of an SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR. For purposes of the Plan, the exercise date of an SAR shall be the date the Company receives written notification from the optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof. As soon as practicable after exercise, the Company shall either deliver to the optionee the amount of cash due such optionee or a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified herein.

     (f) SARs shall terminate or expire upon the same conditions and in the same manner as the Related Options, and as set forth in Section 12 hereof.

     (g) The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

     (h) Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

     (i) No SAR granted pursuant to the Plan shall be transferable by the individual or entity to whom it was granted otherwise than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him. 11. Transferability. No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted otherwise than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

     12. Termination of Employment or Death.

     (a) Subject to the terms of the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for cause or voluntarily by the employee, non-employee Director, consultant or advisor, then his or its Option shall expire forthwith. Subject to the terms of the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 12, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 12. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment or services.

     (b) Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, consultant or advisor, or for cause, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor at any time within one
          (1) year after such death.

     (c) Subject to the terms of the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

     (d) An Option may not be exercised pursuant to this Section 12 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

     (e) For purposes of this Section 12, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety
          (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

     13. Exercise of Options.

     (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). For purposes of the preceding sentence, the fair market value of any stock shall be determined as of the date the option with respect to such stock is granted. In addition, in the event that under any Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

     (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder's delivery of (i) his check payable to the order of the Company; (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise; (iii) if provided in the Stock Option Agreement at the discretion of the Board or Committee, a promissory note made payable to the Company accompanied by cash payment of the par value of the Common Stock being purchased; or (iv) by the holder's delivery of any combination of the foregoing (i), (ii) and if provided in the Stock Option Agreement at the discretion of the Board or Committee,
          (iii).

     14. Adjustment Upon Change in Capitalization.

     (a) In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan and in the number of shares and option price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

     (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

     15. Further Conditions of Exercise.

     (a) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with the Act.

     (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange or stock market on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

     16. Effectiveness of the Plan. The Plan was adopted by the Board of Directors on February 10, 1999. The Plan shall be subject to approval on or before February 9, 2000, which is within one (1) year of adoption of the Plan by the Board of Directors, by a majority of the votes cast at a meeting of stockholders of the Company by the holders of shares entitled to vote thereon (or, in the case of action by written consent in lieu of a meeting of stockholders, the number of votes required by applicable law to act in lieu of a meeting) ("Stockholder Approval"). In the event such Stockholder Approval is withheld or otherwise not received on or before the latter date, the Plan and, subject to the terms of the Stock Option Agreement, all Options that may have been granted hereunder shall become null and void.

                  17.    Termination, Modification and Amendment.

     (a) The Plan (but not Options or SARs previously granted under the Plan) shall terminate on February 9, 2009, which is within ten (10) years from the date of its adoption by the Board of Directors of the Company, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

     (b) The Plan may from time to time be terminated, modified, or amended if Stockholder Approval of the termination, modification or amendment is obtained.

     (c) In addition, the Board of Directors may at any time, on or before the termination date referred to in Section 17(a) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without Stockholder Approval, increase (except as otherwise provided by Section 14 hereof) the maximum number of shares as to which Options may be granted hereunder, change the designation of individuals or entities eligible to receive Options, make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto, or adopt any modification or amendment which, pursuant to the applicable law, requires Stockholder Approval.

     (d) No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option shall have been granted, adversely affect the rights conferred by such Option.

     18. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

     19. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

     20. Indemnification of Board of Directors or Committee. In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

     21. Captions. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.

     22. Disqualifying Dispositions. If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Optionee, or is otherwise disposed of in a manner that results in the optionee being required to recognize ordinary income, rather than capital gain, from the disposition (a "Disqualifying Disposition"), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

     23. Withholding Taxes. Whenever under the Plan shares of Common Stock are to be delivered by an optionee upon exercise of a Nonstatutory Stock Option, the Company shall be entitled to require as a condition of delivery that the optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee's portion of any employment tax requirements relating thereto. At the time of a Disqualifying Disposition, the optionee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee's portion of any employment taxes.

     24. Other Provisions. Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion. Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an "incentive stock option" within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

     25. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

     26. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of New York.

                  NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
                              26 Harbor Park Drive
                         Port Washington, New York 11050

           This Proxy is Solicited on Behalf of the Board of Directors

     The  undersigned  hereby  appoints  Bert E.  Brodsky and Gerald  Shapiro as
Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of common stock of National Medical Health Card Systems, Inc. (the "Company") held of record by the undersigned on December 14, 2001at the Annual Meeting of Shareholders to be held on January 24, 2002 or any adjournment thereof.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposal Nos. 1, 2 and 3 in favor of any proposal to adjourn the meeting in order to allow Health Card additional time to obtain sufficient Proxies with regard thereto.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                            PROPOSAL NOS. 1, 2 AND 3

     1. Election of Directors

        FOR all nominees listed below          WITHHOLD AUTHORITY
        (except as marked to the               to vote for all nominees listed.
         contrary below).

     (INSTRUCTION:  To withhold  authority to vote for any  individual  nominee, strike such nominee's name from the list below.)

   BERT E. BRODSKY      GERALD SHAPIRO        GERALD ANGOWITZ
   KENNETH J. DALEY     PAUL J. KONIGSBERG    RONALD L. FISH


     2. Proposal to change the state of incorporation of the Company

                  FOR          AGAINST            ABSTAIN

     3. Proposal to amend the 1999 Stock Option Plan

                 FOR            AGAINST            ABSTAIN



                  DATED:........................., 2001

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.


                                                     Signature




                                                      Signature, if held jointly


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                           USING THE ENCLOSED ENVELOPE